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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

GSI Technology, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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July 21, 2011

Dear Stockholder:

        This year's annual meeting of stockholders will be held on Wednesday, August 24, 2011, at 2:00 p.m. local time, at the offices of DLA Piper LLP (US), 2000 University Avenue, East Palo Alto, California 94303. You are cordially invited to attend.

        The Notice of Annual Meeting of Stockholders and a Proxy Statement, which describe the formal business to be conducted at the meeting, follow this letter.

        It is important that you use this opportunity to take part in the affairs of GSI Technology, Inc. by voting on the business to come before this meeting. After reading the Proxy Statement, please promptly mark, sign, date and return the enclosed proxy card in the prepaid envelope. Alternatively, you may vote your shares via the Internet. Instructions regarding these methods of voting are provided on the proxy card. Regardless of the number of shares you own, your careful consideration of, and vote on, the matters before our stockholders is important.

        A copy of GSI Technology's Annual Report to Stockholders is also enclosed for your information. At the annual meeting we will review GSI Technology's activities over the past year and our plans for the future. The Board of Directors and management look forward to seeing you at the annual meeting.

Sincerely yours,
Lee-Lean Shu President and Chief Executive Officer

GSI TECHNOLOGY, INC.
1213 Elko Drive
Sunnyvale, CA 94089

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held August 24, 2011

TO THE STOCKHOLDERS:

        Notice is hereby given that the annual meeting of the stockholders of GSI Technology, Inc., a Delaware corporation, will be held on Wednesday, August 24, 2011, at 2:00 p.m. local time, at the offices of DLA Piper LLP (US) located at 2000 University Avenue, East Palo Alto, California 94303, for the following purposes:

          1.     To elect five persons to serve on our Board of Directors until the next annual meeting of stockholders and until their respective successors are duly elected and qualified.

          2.     To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2012.

          3.     To approve certain provisions of our 2007 Equity Incentive Plan in order to preserve our ability to deduct in full certain plan-related compensation under Section 162(m) of the Internal Revenue Code.

          4.     To vote on an advisory (non-binding) resolution regarding the compensation of the executive officers named in the Summary Compensation Table, as disclosed in the proxy statement for the annual meeting.

          5.     To vote on an advisory (non-binding) basis on the frequency of future advisory stockholder votes on executive compensation.

          6.     To transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

        Our Board of Directors recommends a vote FOR Proposals 1, 2, 3, 4 and a vote of EVERY YEAR for Proposal 5. Stockholders of record at the close of business on July 14, 2011 are entitled to notice of, and to vote at, the meeting and any adjournment or postponement. For ten days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be available for examination by any stockholder, for any purpose relating to the meeting, during ordinary business hours at our principal offices located at 1213 Elko Drive, Sunnyvale, California 94089.

Robert Yau Secretary

Sunnyvale, California
July 21, 2011

IMPORTANT: Please vote your shares via the Internet, as described in the accompanying materials, to assure that your shares are represented at the meeting, or, if you received a paper copy of the proxy card by mail, you may fill in, date and sign the proxy card and return it in the accompanying postage-paid envelope to ensure that your shares are represented at the meeting. If you attend the meeting, you may choose to vote in person even if you have previously sent in your proxy card or submitted your proxy via the Internet.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 24, 2011: Our Proxy Statement is enclosed. Financial and other information concerning GSI Technology, Inc. is contained in our annual report to stockholders for the fiscal year ended March 31, 2011. A complete set of proxy materials relating to our annual meeting is available on the Internet. These materials, consisting of the notice of annual meeting, proxy statement, proxy card and annual report to stockholders, may be viewed and downloaded at: http://phx.corporate-ir.net/phoenix.zhtml?c=178464&p=proxy.

GSI TECHNOLOGY, INC.
1213 Elko Drive
Sunnyvale, CA 94089

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD AUGUST 24, 2011

        The accompanying proxy is solicited by the Board of Directors of GSI Technology, Inc., a Delaware corporation, for use at its annual meeting of stockholders to be held on Wednesday, August 24, 2011, or any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the enclosed proxy are being mailed to stockholders on or about July 21, 2011. References in this proxy statement to the "Company," "we," "our," "us" and "GSI Technology" are to GSI Technology, Inc., and references to the "annual meeting" are to the 2011 Annual Meeting of Stockholders. When we refer to the Company's fiscal year, we mean the annual period ending on March 31. This proxy statement covers our fiscal year ended March 31, 2011 ("fiscal 2011").

SOLICITATION AND VOTING

        Voting Securities.    Only stockholders of record as of the close of business on July 14, 2011 will be entitled to vote at the meeting and any adjournment thereof. As of that time, we had 28,870,737 shares of common stock outstanding, all of which are entitled to vote with respect to all matters to be acted upon at the annual meeting. Each stockholder of record as of that date is entitled to one vote for each share of common stock held. Our Bylaws provide that a majority of all of the shares entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. Votes for and against, abstentions and "broker non-votes" will each be counted as present for purposes of determining the presence of a quorum. If a quorum shall fail to attend the meeting, the chairman of the meeting or the holders of a majority of the shares entitled to vote who are present, in person or by proxy, may adjourn the meeting to another place, date or time.

        Broker Non-Votes.    A broker non-vote occurs when a broker submits a proxy card with respect to shares held in a fiduciary capacity (generally referred to as being held in "street name") but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include increases in authorized common stock for general corporate purposes and ratification of auditors. Non-routine matters include the election of directors and amendments to stock plans. If you are a beneficial owner and hold your shares in "street name," it is critical that you cast your vote if you want it to count in the election of directors and the executive compensation related proposals.

        Solicitation of Proxies.    We will bear the cost of soliciting proxies. In addition to soliciting stockholders by mail through our employees, we will request banks, brokers and other custodians, nominees and fiduciaries to solicit customers for whom they hold our stock and will reimburse them for their reasonable, out-of-pocket costs. We may use the services of our officers, directors and others to solicit proxies, personally or by telephone, without additional compensation.

        Voting of Proxies.    All valid proxies received before the meeting will be exercised. All shares represented by a proxy will be voted, and where a proxy specifies a stockholder's choice with respect to any matter to be acted upon, the shares will be voted in accordance with that specification. If no choice is indicated on the proxy, the shares will be voted "FOR" the election of management's nominees for director, "FOR" the ratification of the appointment of PricewaterhouseCoopers LLP as our registered public accounting firm for the fiscal year ending March 31, 2012, "FOR" the approval of certain provisions of the 2007 Equity Incentive Plan, "FOR" the compensation of executive officers named in the Summary Compensation Table and "FOR" an advisory vote on executive compensation every 1 year under proposal 5.

        Stockholders whose shares are registered in their own names may vote (1) by returning a proxy card, or (2) via the Internet. Specific instructions to be followed by any registered stockholder interested in voting via the Internet are set forth on the enclosed proxy card. The Internet voting procedures are designed to authenticate the stockholder's identity and to allow the stockholder to vote his or her shares and confirm that his or her voting instructions have been properly recorded. If you do not wish to vote via the Internet, please complete, sign and return the proxy card in the self-addressed, postage paid envelope provided.

        Many banks and brokerage firms have a process for their beneficial owners to provide instructions via the Internet. The voting form that you receive from your broker or bank will contain instructions for voting.

        If your shares are held in an account at a brokerage firm or bank, that brokerage firm or bank may vote your shares on Proposal No. 2 regarding ratification of our independent auditors, but will not be permitted to vote your shares with respect to Proposal No. 1 regarding the election of directors, Proposal No. 3 regarding modifications to the 2007 Equity Incentive Plan, Proposal No. 4 regarding the advisory vote on executive compensation or Proposal No. 5 regarding the advisory vote on the frequency of executive compensation advisory votes, unless you provide instructions as to how to vote your shares. If an executed proxy card is returned by a broker or bank holding shares which indicates that the broker or bank has not received voting instructions and does not have discretionary authority to vote on the proposals, the shares will be considered present at the meeting for purposes of determining the presence of a quorum, but will not be considered to have been voted in favor of the proposals. Your broker or bank will vote your shares on Proposal No. 1, Proposal No. 3, Proposal No. 4 and Proposal No. 5 only if you provide instructions on how to vote by following the instructions that they provide to you. Please note that if your shares are held of record by a broker, bank or nominee and you wish to vote at the meeting, you will not be permitted to vote in person unless you first obtain a proxy issued in your name from the record holder.

        Votes submitted via the Internet must be received by 11:59 p.m., Eastern Time, on Tuesday, August 23, 2011. Submitting your proxy via the Internet will not affect your right to vote in person should you decide to attend the annual meeting in person.

        A stockholder who delivers an executed proxy has the power to revoke his or her proxy at any time before it is exercised by (i) executing and delivering to the Secretary of GSI Technology, Inc., at 1213 Elko Drive, Sunnyvale, California 94089, a written instrument revoking the proxy or a duly executed proxy with a later date, or (ii) by attending the meeting and voting in person. Attendance at the meeting will not in and of itself constitute revocation of a proxy. Please note, however, that if a stockholder's shares are held of record by a broker, bank or other nominee and the stockholder wishes to vote those shares at the annual meeting, the stockholder must bring to the annual meeting a letter from the broker, bank or other nominee confirming such stockholder's beneficial ownership of the shares.

        Voting Results.    We will announce preliminary voting results at the annual meeting. We will report final results in a Form 8-K report filed with the U.S. Securities and Exchange Commission.

 PROPOSAL NO. 1

ELECTION OF DIRECTORS

        We have a Board of Directors consisting of five directors who will serve until the next annual meeting of stockholders and until their respective successors are duly elected and qualified.

        Management's nominees for election at the annual meeting are Haydn Hsieh, Ruey L. Lu, Lee-Lean Shu, Arthur O. Whipple and Robert Yau, all of whom currently serve on the Board of Directors. If elected, the nominees will serve as directors until our annual meeting of stockholders in 2012 and until their successors are elected and qualified. If any of the nominees declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although we know of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominees as we may designate.

        If a quorum is present and voting, the five nominees for director receiving the highest number of votes will be elected. Abstentions have no effect on the vote. Our Board of Directors has no reason to believe that any nominee named herein will be unable or unwilling to serve.

        The Board of Directors unanimously recommends a vote "FOR" the nominees named above.

        The following table sets forth information regarding our current directors, each of whom is a nominee for election at the annual meeting, as of June 30, 2011:

Nominee's Name	Principal Occupation	Age	Director Since
Haydn Hsieh	Vice Chairman and Chief Executive Officer of Wistron NeWeb Corp.	56	2008
Ruey L. Lu	President of eMPIA Technology	55	2000
Lee-Lean Shu	President, Chief Executive Officer and Chairman of the Board of Directors of GSI Technology	56	1995
Arthur O. Whipple	Chief Financial Officer of PLX Technology, Inc.	63	2007
Robert Yau	Vice President, Engineering and Secretary of GSI Technology	58	1995

Business Experience of Director Nominees

        Set forth below is a description of the business experience of each director nominee, including a discussion of the specific experience, qualifications, attributes and skills that led our Nominating and Governance Committee and our Board of Directors to conclude that those individuals should serve as directors.

        Haydn Hsieh has served as a member of our Board of Directors since August 2008. Mr. Hsieh has served as the Vice Chairman and Chief Executive Officer of Wistron NeWeb Corp., a manufacturer of wireless communications products, since June 2000. From February 1981 through June 2000 Mr. Hsieh served in various capacities at several divisions of Acer Group, a manufacturer of personal computers and related products, including President of the Mobile Computing Business Unit and Senior Vice President of Acer Inc. Mr. Hsieh's broad management responsibilities provide relevant experience in a number of strategic and operational areas. Moreover, his management experience with, and service as an outside board member to, companies headquartered in Taiwan provides him with a valuable perspective on global business operations.

        Ruey L. Lu has served as a member of our Board of Directors since October 2000. Mr. Lu is the President of eMPIA Technology Corp., a semiconductor solutions company, which he founded in January 2002. From March 1993 to December 2000, Mr. Lu served as President of ARK Logic, a storage device and software applications company, which he founded in March 1993. From October 1989 to February 1993, Mr. Lu served as Director of Engineering in the Imaging Product Division of

Western Digital, an information storage company. Mr. Lu's experience as President of eMPIA Technology and in executive roles at ARK Logic and Western Digital has provided him with broad industry and executive experience. Moreover, his management experience with a company headquartered in Taiwan provides him with a perspective on global business operations.

        Lee-Lean Shu co-founded our company in March 1995 and has served as our President and Chief Executive Officer and as a member of our Board of Directors since inception. In October 2000, Mr. Shu became Chairman of our Board. From January 1995 to March 1995, Mr. Shu was Director, SRAM Design at Sony Microelectronics Corporation, a semiconductor company and a subsidiary of Sony Corporation, and from July 1990 to January 1995, he was a design manager at Sony Microelectronics Corporation. It is our policy that our Chief Executive Officer should serve on our Board. In addition, Mr. Shu's role as a co-founder of our company and his day-to-day involvement in the management of our business has provided him with extensive knowledge and understanding of GSI Technology and its industry. As Chief Executive Officer, he is in a unique position to provide our Board with insight and information related to our business and operations and to participate in the ongoing review of strategic issues.

        Arthur O. Whipple has served as a member of our Board of Directors since August 2007, and was appointed lead director in June 2010. Mr. Whipple has been the Chief Financial Officer of PLX Technology, Inc., a semiconductor device manufacturer, since February 2007. From March 2005 to February 2007, Mr. Whipple was employed by Silicon Storage Technology, Inc, a storage semiconductor manufacturer, where his last position was Vice President of Finance and Chief Financial Officer. From April 1998 to March 2005, Mr. Whipple was employed by QuickLogic Corp., a fabless manufacturer of field programmable logic products and embedded standard products, where he served in several management capacities, including Vice President of Finance and Chief Financial Officer, Vice President and General Manager, Logic Products, and Vice President, Business Development. In 2004 and 2005, Mr. Whipple also served as a financial consultant to Technovus, Inc., a privately-held fabless semiconductor manufacturer. Mr. Whipple's experience as a chief financial officer and in other finance roles has provided him with broad experience in finance including accounting, financial reporting and compliance with U.S. federal securities laws. He also brings strong leadership skills and knowledge of engineering and operations management, gained through his years of service to companies engaged in various segments of the semiconductor industry.

        Robert Yau co-founded our company in March 1995 and has served as our Vice President, Engineering and as a member of our Board of Directors since inception. From December 1993 to February 1995, Mr. Yau was design manager for specialty memory devices at Sony Microelectronics Corporation. From 1990 to 1993, Mr. Yau was design manager at MOSEL/VITELIC, a semiconductor company. As a co-founder, our Vice President, Engineering, and an expert in SRAM technology, Mr. Yau is able to provide the Board with an understanding of our products and technology as well as expert perspective on industry trends and opportunities.

CORPORATE GOVERNANCE

Director Independence

        The Board of Directors has determined that, other than Lee-Lean Shu and Robert Yau, each of the members of the Board is an "independent director" for purposes of the Nasdaq listing standards and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended, as the term relates to membership on the Board and the various Board Committees.

Board of Directors Leadership Structure

        Lee-Lean Shu serves as both our Chief Executive Officer and the Chairman of our Board of Directors. The Board believes that combining the role of Chairman and CEO is appropriate for our company given Mr. Shu's role in founding GSI Technology and his significant ownership stake and because Mr. Shu is the Board member who is most familiar with our business strategy and our industry. The Board also believes that the combined role of Chairman and CEO facilitates the flow of information between the Board and management, improves the Board's ability to focus on key policy and operational issues and helps the Board operate in the long-term interests of our stockholders. In June 2010, on the recommendation of the Nominating and Governance Committee, the Board established the position of lead director, and the independent directors appointed Mr. Whipple to initially serve in that position. The lead director serves as the principal liaison between the independent directors and the Chairman. In that capacity, the lead director presides over executive sessions of the independent directors, chairs Board meetings in the Chairman's absence, and collaborates with the Chairman on agendas, schedules and materials for Board meetings. The Board believes that this leadership structure provides the appropriate balance of management and non-management oversight. The Nominating and Corporate Governance Committee periodically evaluates our leadership structure to ensure that we maintain a structure that is beneficial to us and our stockholders, and will recommend any appropriate changes to the Board.

Board of Directors' Role in Risk Oversight

        Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including general economic risks, operational risks, financial risks, competitive risks and reputational risks. Management is responsible for the day-to-day management of the risks that we face, while the Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. In addition, the Board is responsible for, and regularly reviews, matters relating to management and Board succession planning.

        While the full Board of Directors is charged with ultimate oversight responsibility for risk management, committees of the Board and members of management also have responsibilities with respect to various aspects of our risk oversight. In particular, the Audit Committee plays a significant role in monitoring and assessing our financial and operational risks, and receives regular reports from senior management regarding particular areas of concern. The Compensation Committee monitors and assesses risks associated with our compensation policies, and oversees the development of incentives that encourage a level of risk-taking consistent with our overall strategy, as further discussed under the heading "Compensation Discussion and Analysis." Our executive management meets regularly to discuss our strategy and the risks that we face. Senior officers attend Board meetings where they are available to address questions or concerns raised by the Board on risk management-related matters.

Executive Sessions

        Non-management directors generally meet in executive session without the presence of management, including our Chief Executive Officer and our Vice President, Engineering, at each regularly scheduled meeting of the Board. Mr. Whipple, in his capacity of lead director, acts as the presiding director for these executive sessions of non-management directors.

Committees and Meeting Attendance

        The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating and Governance Committee. Each of these committees operates under a written charter adopted by the

Board. Copies of these charters are available on our website at www.gsitechnology.com. The Board of Directors held seven meetings during the fiscal year ended March 31, 2011. During fiscal 2011, no director attended fewer than 95% of the total number of meetings of the Board and all of the committees of the Board on which such director served that were held during that period. Directors are encouraged to attend our annual meetings of stockholders, but the Board has not adopted a formal policy with respect to such attendance. Two of our directors attended last year's annual meeting.

        On an annual basis, our Nominating and Governance Committee, as part of its governance review, evaluates the composition of each of our board committees to ensure that we maintain a structure that is beneficial to us and our stockholders, and recommends any appropriate changes to our Board of Directors.

Audit Committee

        The members of the Audit Committee are Haydn Hsieh, Ruey L. Lu and Arthur Whipple (Chair). Each of the members of the Audit Committee is independent for purposes of the Nasdaq listing standards as they apply to audit committee members. Mr. Whipple has been designated as our "audit committee financial expert," as the term is defined in applicable Securities and Exchange Commission, or SEC, rules. The Audit Committee operates under a charter that is available on our website at www.gsitechnology.com. The functions of the Audit Committee include oversight, review and evaluation of our financial statements, accounting and financial reporting processes, internal control functions and the audits of our financial statements. The Audit Committee is responsible for the appointment, compensation, retention and oversight of our independent registered public accounting firm. The Audit Committee held eight meetings during the fiscal year ended March 31, 2011.

        Additional information regarding the Audit Committee is set forth in the Report of the Audit Committee immediately following Proposal No. 2.

Compensation Committee

        The members of the Compensation Committee are Haydn Hsieh (Chair), Ruey L. Lu and Arthur Whipple. Each of the members of the Compensation Committee is independent for purposes of the Nasdaq listing standards. The Compensation Committee operates under a charter that is available on our website at www.gsitechnology.com. The Compensation Committee reviews and approves the compensation and benefits of our executive officers, administers our stock option and employee benefits plans, and reviews general policy relating to compensation and benefits. The Compensation Committee held six meetings during the fiscal year ended March 31, 2011.

        The purpose of the Compensation Committee is to assist the Board of Directors in carrying out its responsibilities with respect to: (i) overseeing the Company's compensation policies and practices; and (ii) reviewing and approving compensation and compensation procedures for the Company's executive officers. More specifically, the Compensation Committee's responsibilities include: periodically reviewing and advising the Board of Directors concerning the Company's overall compensation philosophy, policies and plans, including reviewing both regional and industry compensation practices and trends; determining the composition of any peer group used for comparison purposes; reviewing and approving corporate and personal performance goals and objectives relevant to the compensation of all executive officers, and setting all executive compensation (including but not limited to salary, bonus, incentive compensation, equity awards, benefits and perquisites); making recommendations to the Board of Directors regarding the establishment and terms of the Company's incentive compensation plans and equity compensation plans, and administering such plans; making and approving grants of options and other awards to all executive officers under the Company's compensation plans; and making and approving grants of options and other equity awards to all other eligible individuals. Other responsibilities of the Compensation Committee include: reviewing and approving compensation-related matters outside the ordinary course of business, including but not limited to employment contracts, change-in-control provisions, severance arrangements, and material amendments thereto; based upon its review and discussion with management, recommending to the Board of Directors whether the Compensation Discussion and Analysis and any other disclosures regarding executive compensation should be included in the Company's proxy statement, Form 10-K report, or information statement, as applicable, and preparing the related report required by the rules of the SEC; reporting to the Board of Directors on the Compensation Committee's activities on a regular basis; and reviewing and approving the terms of any commission plans for the Company's sales personnel. The Compensation Committee's Charter provides for delegation of any of these duties to one or more subcommittees comprised of one or more members of the Compensation Committee. Regarding most compensation matters, including executive compensation, Company management provides recommendations to the Compensation Committee. The Company does not currently engage any consultant related to executive and/or director compensation matters.

Nominating and Governance Committee

        The members of the Nominating and Governance Committee are Haydn Hsieh, Ruey L. Lu (Chair) and Arthur Whipple. Each of the members of the Nominating and Governance Committee is independent for purposes of the Nasdaq listing standards. The Nominating and Governance Committee operates under a charter that is available on our website at www.gsitechnology.com. The Nominating and Governance Committee identifies prospective board candidates, recommends nominees for election to our Board of Directors, develops and recommends board member selection criteria, considers committee member qualification, reviews and makes recommendations to the Board of Directors regarding Board and committee compensation, recommends corporate governance principles to the Board of Directors, and provides oversight in the evaluation of the Board of Directors and each committee. The Nominating and Governance Committee met four times during the fiscal year ended March 31, 2011.

Director Nominations

        The Nominating and Governance Committee is responsible for, among other things, the selection and recommendation to the Board of Directors of nominees for election as directors. When considering the nomination of directors for election at an annual meeting, the Nominating and Governance Committee reviews the needs of the Board of Directors for various skills, background, experience and expected contributions and the qualification standards established from time to time by the Nominating and Governance Committee. When reviewing potential nominees, including incumbents, the Nominating and Governance Committee considers the perceived needs of the Board of Directors, the candidate's relevant background, experience and skills and expected contributions to the Board of Directors. The Nominating and Governance Committee also seeks appropriate input from the Chief Executive Officer and other executive officers in assessing the needs of the Board of Directors for relevant background, experience and skills of its members.

        The Nominating and Governance Committee's goal is to assemble a Board of Directors that brings to GSI Technology a diversity of experience at policy-making levels in business and technology, and in areas that are relevant to GSI Technology's global activities. Directors should possess the highest personal and professional ethics, integrity and values and be committed to representing the long-term interests of our stockholders. They must have an inquisitive and objective outlook and mature judgment. They must also have experience in positions with a high degree of responsibility and be leaders in the companies or institutions with which they are or have been affiliated. Director candidates must have sufficient time available, in the judgment of the Nominating and Governance Committee, to perform all Board and committee responsibilities that will be expected of them. Members of the Board of Directors are expected to rigorously prepare for, attend and participate in all meetings of the Board of Directors and applicable committees. While we do not have a specific policy regarding diversity, when considering the nomination of directors, the Nominating and Governance Committee does consider the diversity of its directors and nominees in terms of knowledge, experience, background, skills, expertise and other demographic factors. Other than the foregoing, there are no specific minimum criteria for director nominees, although the Nominating and Governance Committee believes that it is preferable that a majority of the Board of Directors meet the definition of "independent director" set forth in Nasdaq and SEC rules. The Nominating and Governance Committee also believes it appropriate for one or more key members of the Company's management, including the Chief Executive Officer, to serve on the Board of Directors.

        The Nominating and Governance Committee will consider candidates for director proposed by directors or management, and will evaluate any such candidates against the criteria and pursuant to the policies and procedures set forth above. If the Nominating and Governance Committee believes that the Board of Directors requires additional candidates for nomination, the Nominating and Governance Committee may engage, as appropriate, a third party search firm to assist in identifying qualified candidates. The nominating process may also include interviews and additional background and reference checks for non-incumbent nominees, at the discretion of the Nominating and Governance Committee.

        The Nominating and Governance Committee will also consider candidates for director recommended by a stockholder, provided that any such recommendation is sent in writing to the Board of Directors, c/o Corporate Secretary at the address noted below, at least 120 days prior to the anniversary of the date definitive proxy materials were mailed to stockholders in connection with the prior year's annual meeting of stockholders and contains the following information:

  •
  the candidate's name, age, contact information and present principal occupation or employment; and

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  a description of the candidate's qualifications, skills, background and business experience during at least the last five years, including his or her principal occupation and employment and the name and principal business of any company or other organization where the candidate has been employed or has served as a director.

        The Nominating and Governance Committee will evaluate any candidates recommended by stockholders against the same criteria and pursuant to the same policies and procedures applicable to the evaluation of candidates proposed by directors or management.

        In addition, stockholders may make direct nominations of directors for election at an annual meeting, provided the advance notice requirements set forth in our bylaws have been met. Under our bylaws, written notice of such nomination, including certain information and representations specified in the bylaws, must be delivered to our principal executive offices, addressed to the Corporate Secretary, at least 120 days prior to the anniversary of the date definitive proxy materials were mailed to stockholders in connection with the prior year's annual meeting of stockholders, except that if no annual meeting was held in the previous year or the date of the annual meeting has been advanced by more than 30 days from the date contemplated at the time of the previous year's proxy statement, such notice must be received not later than the close of business on the 10th day following the day on which the public announcement of the date of such meeting is first made.

Communications with Directors

        Stockholders may send any communications to the Board of Directors or any individual director at the following address. All communications received are reported to the Board or the individual directors:

Board of Directors (or name of individual director(s))
c/o Secretary
GSI TECHNOLOGY, INC.
1213 Elko Drive
Sunnyvale, California, 94089

        Our Secretary will forward all correspondence to the Board of Directors, or the individual director or directors, except for spam, junk mail, mass mailings, product complaints or inquiries, job inquiries, surveys, business solicitations, advertisements, or patently offensive or otherwise inappropriate material. Our Secretary may forward certain correspondence, such as product-related inquiries, elsewhere within GSI Technology for review and possible response.

Code of Business Conduct and Ethics

        We have adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors. The Code of Business Conduct and Ethics is available on our website at www.gsitechnology.com. If we make any substantive amendments to the code or grant any waiver from a provision of the code to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website, as well as via any other means then required by Nasdaq listing standards or applicable law.

Compensation Committee Interlocks and Insider Participation

        None of the members of the Compensation Committee are or have been an officer or employee of GSI Technology. During fiscal 2011, no member of the Compensation Committee had any relationship with GSI Technology requiring disclosure under Item 404 of Regulation S-K. During fiscal 2011, none of GSI Technology's executive officers served on the compensation committee (or its equivalent) or board of directors of another entity any of whose executive officers served on GSI Technology's Compensation Committee or Board of Directors.

 PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee of the Board of Directors of GSI Technology has selected PricewaterhouseCoopers LLP as its independent registered public accounting firm to audit the consolidated financial statements of GSI Technology for the fiscal year ending March 31, 2012. PricewaterhouseCoopers LLP has acted in such capacity since its appointment in fiscal 2000. A representative of PricewaterhouseCoopers LLP is expected to be present at the annual meeting, with the opportunity to make a statement if the representative desires to do so, and is expected to be available to respond to appropriate questions.

        The following table sets forth the aggregate fees billed to GSI Technology for the fiscal years ended March 31, 2010 and March 31, 2011 by PricewaterhouseCoopers LLP:

	Fiscal 2010	Fiscal 2011
Audit Fees(1)	$958,000	$807,000
Audit-Related Fees(2)	$140,000	—
Tax Fees(3)	$73,000	$54,500
Other Fees(4)	$1,500	$1,800

(1)
Fiscal 2010 and 2011 Audit Fees consist of fees for professional services rendered for the integrated audit of GSI Technology's annual consolidated financial statements and internal control framework, the review of the interim consolidated financial statements included in quarterly reports and services that are normally provided in connection with statutory and regulatory filings.

(2)
Audit-Related Fees consist of fees for assurance and related services in connection with the acquisition of substantially all of the assets related to the SRAM memory device product line of Sony Corporation that are not reported under "Audit Fees."

(3)
Tax Fees consist of fees for consultation on various tax matters and compliance with federal and state income tax filing requirements.

(4)
Other Fees consist of fees related to the license of specialized accounting research software.

        The Audit Committee has determined that all services performed by PricewaterhouseCoopers LLP are compatible with maintaining the independence of PricewaterhouseCoopers LLP. The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval.

Vote Required and Board of Directors Recommendation

        Approval of this proposal requires the affirmative vote of a majority of the votes cast affirmatively or negatively on the proposal at the annual meeting of stockholders, as well as the presence of a quorum representing a majority of all outstanding shares of Common Stock of GSI Technology, either in person or by proxy. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum but will not have any effect on the outcome of the proposal.

        The Board of Directors unanimously recommends a vote "FOR" the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2012.

 REPORT OF THE AUDIT COMMITTEE

        The Audit Committee oversees GSI Technology's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the design and maintenance of our internal control systems. Our independent registered public accounting firm, PricewaterhouseCoopers LLP, is responsible for expressing an opinion as to the conformity of our audited financial statements with generally accepted accounting principles and the effectiveness of our internal control over financial reporting.

        The Audit Committee currently consists of three directors. Each member of the Committee, in the judgment of the Board of Directors, is an "independent director" as defined in the Nasdaq listing standards. The Audit Committee acts pursuant to a written charter that has been adopted by the Board of Directors. A copy of this charter is available on our website at www.gsitechnology.com.

        The Audit Committee has reviewed and discussed with management GSI Technology's audited financial statements and the results of management's assessment of the effectiveness of GSI Technology's internal control over financial reporting as of March 31, 2011. The Audit Committee has discussed and reviewed with our independent registered public accounting firm all matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee has met with PricewaterhouseCoopers LLP, with and without management present, to discuss the overall scope of PricewaterhouseCoopers' audit, the results of its examinations, and the overall quality of GSI Technology's financial reporting and internal control over financial reporting.

        The Audit Committee has received from our independent registered public accounting firm a formal written statement describing all relationships between the independent registered public accounting firm and GSI Technology that might bear on the independent registered public accounting firm's independence consistent with Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3600T, discussed with the independent registered public accounting firm any relationships that may impact their objectivity and independence, and satisfied itself as to the independent registered public accounting firm's independence.

        Based on the review and discussions referred to above, the Committee recommended to the Board of Directors that GSI Technology's audited financial statements be included in GSI Technology's Annual Report on Form 10-K for the fiscal year ended March 31, 2011.

THE AUDIT COMMITTEE
Arthur O. Whipple (Chair) Haydn Hsieh Ruey L. Lu

        The foregoing Audit Committee Report shall not be deemed to be incorporated by reference into any filing of GSI Technology under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that GSI Technology specifically incorporates such information by reference.

 PROPOSAL NO. 3

APPROVAL OF CERTAIN PROVISIONS OF THE
2007 EQUITY INCENTIVE PLAN

        Our stockholders have previously approved our 2007 Equity Incentive Plan (the "2007 Plan"), under which employees, officers, directors and consultants may be granted equity-based and cash-based awards. The stockholders now are being asked to approve certain provisions of the 2007 Plan solely for the purpose of preserving our ability to deduct in full for federal income tax purposes the compensation recognized by certain of our executive officers in connection with performance-based awards that may be granted in the future under the 2007 Plan.

        Section 162(m) of the Internal Revenue Code (the "Code") limits a corporation's income tax deduction for compensation paid to certain executive officers who are "covered employees," as that term is defined by Section 162(m) of the Code ("Section 162(m)"). The deduction is limited to $1,000,000 per person per year, unless the compensation qualifies as "performance-based compensation." In general, for a grant under the 2007 Plan to qualify as "performance-based compensation," certain material terms of the 2007 Plan must have been approved by our public stockholders in a separate vote. Awards granted under the 2007 Plan during a transition period following our initial public offering and ending on the earlier of the date of a material modification of the 2007 Plan or the 2011 annual meeting are, however, exempt from the deduction disallowance rule of Section 162(m). The continued availability of the exemption for awards of performance-based compensation following this transition period therefore depends upon obtaining approval of certain provisions of the 2007 Plan by our stockholders at the 2011 annual meeting.

        The Board of Directors believes that it is in the best interests of the Company and its stockholders to continue to preserve the ability of the Company to deduct in full compensation related to stock options, stock appreciation rights and other performance-based awards granted under the 2007 Plan. Therefore, solely for the purpose of qualifying such compensation as performance-based under Section 162(m), the stockholders are asked to approve the following provisions of the 2007 Plan (the "Section 162(m) Qualifying Provisions"):

  •
  All employees of the Company and any parent or subsidiary corporation of the Company are eligible to be granted stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, other stock-based awards and cash-based awards under the 2007 Plan.

  •
  No employee may receive in any fiscal year under the 2007 Plan awards intended to qualify as performance-based which, in the aggregate, exceed the following limits (subject to appropriate adjustment for stock splits, stock dividends and similar changes to the Company's capital structure):

  •
  Stock option and stock appreciation rights awards for 300,000 shares of our common stock.

  •
  Restricted Stock and restricted stock unit awards for 100,000 shares of our common stock.

  •
  For each full fiscal year of the Company contained in the performance period of the award, performance share awards and other stock-based awards for 50,000 shares of our common stock or performance unit awards and other cash-based awards for more than $500,000.

  •
  The vesting of restricted stock, restricted stock units, performance share and performance unit awards and other stock-based awards and cash-based awards intended to qualify as "performance-based" may be made subject to the attainment of performance goals for a specified period of time relating to one or more of the following performance measures, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years' results or to a designated comparison group or index, in each case as specified by the administrator in the award: (i) revenue, (ii) sales, (iii) expenses, (iv) operating income, (v) gross margin, (vi) operating margin, (vii) earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization, (viii) pre-tax profit, (ix) net operating income, (x) net income, (xi) economic value added, (xii) free cash flow, (xiii) operating cash flow, (xiv) balance of cash, cash equivalents and marketable securities, (xv) stock price, (xvi) earnings per share, (xvii) return on stockholder equity, (xviii) return on capital, (xix) return on assets, (xx) return on investment, (xxi) employee satisfaction, (xxii) employee retention, (xxiii) market share, (xxiv) customer satisfaction, (xxv) product development, (xxvi) research and development expenses, (xxvii) completion of an identified special project, or (xxviii) completion of a joint venture or other corporate transaction.

        While we believe that compensation provided by such awards under the 2007 Plan generally will be deductible by the Company for federal income tax purposes, under certain circumstances, such as a change in control of the Company, compensation paid in settlement of certain awards may not qualify as performance-based.

Summary of the 2007 Plan

        The following summary of material terms of the 2007 Plan is qualified in its entirety by the actual language of the 2007 Plan, a copy of which is set forth in Appendix A to this proxy statement.

        General.    The purpose of the 2007 Plan is to advance the interests of the Company and its stockholders by providing an incentive program that will enable the Company to attract and retain employees, consultants and directors and to provide them with an equity interest in the growth and profitability of the Company. These incentives are provided through the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, other stock-based awards, cash-based awards, deferred compensation awards and nonemployee director awards.

        Shares Authorized.    The maximum aggregate number of shares of our common stock initially authorized for issuance under the 2007 Plan was 3,000,000. As approved by our stockholders on March 21, 2007, the 2007 Plan also provides that the number of authorized shares automatically increases on April 1 of each subsequent year through 2017, by an amount equal to the smaller of (a) five percent of the number of shares of stock issued and outstanding on the immediately preceding March 31, or (b) a lesser amount determined by the Board of Directors. Accordingly, on April 1, 2008, the share reserve was increased by 1,387,774 shares to 4,387,774 shares; on April 1, 2009, the share reserve was increased by 1,335,977 shares to 5,723,751 shares; on April 1, 2010, the share reserve was increased by 1,378,756 shares to 7,102,507 shares; and on April 1, 2011, the share reserve was increased by 1,432,452 shares to 8,534,959 shares. As of June 30, 2011, a total of 257,159 shares had been issued under the 2007 Plan, 4,892,537 shares were subject to outstanding stock options under the 2007 Plan and 3,385,263 shares remained available for the future grant of equity awards under the 2007 Plan. All awards granted since our initial public offering have been granted under the 2007 Plan.

        Share Counting.    If any award granted under the 2007 Plan expires or otherwise terminates for any reason without having been exercised or settled in full, or if shares subject to forfeiture or repurchase are forfeited or repurchased by the Company for not more than the participant's purchase price, any such shares reacquired or subject to a terminated award will again become available for issuance under the 2007 Plan. Shares will not be treated as having been issued under the 2007 Plan and will therefore not reduce the number of shares available for issuance to the extent an award is settled in cash or to the extent that shares are withheld or reacquired by the Company in satisfaction of a tax withholding obligation. Upon the exercise of a stock appreciation right, tender of shares in payment of an option's exercise price or net-exercise of an option, the number of shares available under the 2007 Plan will be reduced by number of shares actually issued in settlement of the award.

        Adjustments for Capital Structure Changes.    Appropriate and proportionate adjustments will be made to the number of shares authorized under the 2007 Plan, to the numerical limits on certain types of awards described below, and to outstanding awards in the event of any change in our common stock through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or similar change in our capital structure, or if we make a distribution to our stockholders in a form other than common stock (excluding regular, periodic cash dividends) that has a material effect on the fair market value of our common stock. In such circumstances, the Compensation Committee of the Board of Directors also has the discretion under the 2007 Plan to adjust other terms of outstanding awards as it deems appropriate.

        Certain Award Limits.    To enable compensation provided in connection with certain types of awards intended to qualify as "performance-based" within the meaning of Section 162(m), the Board of Directors has amended the 2007 Plan to establish a limit on the maximum aggregate number of shares or dollar value for which such awards may be granted to an employee in any fiscal year, as follows:

  •
  No more than 300,000 shares subject to stock options and stock appreciation rights.

  •
  No more than 100,000 shares subject to restricted stock and restricted stock unit awards.

  •
  For each full fiscal year of the Company contained in the performance period of the award, no more than 50,000 shares subject to performance share awards and other stock-based awards or more than $500,000 subject to performance unit awards and other cash-based awards.

In addition, to comply with applicable tax rules, the 2007 Plan also limits the number of shares that may be issued upon the exercise of incentive stock options granted under the 2007 Plan to 3,000,000, cumulatively increased on April 1 of each subsequent year through 2017, by an amount equal to the smallest of (a) five percent of the number of shares of stock issued and outstanding on the immediately preceding March 31, (b) 1,500,000 shares, or (c) a lesser amount determined by the Board of Directors.

        Administration.    The 2007 Plan is generally administered by the Compensation Committee of the Board of Directors, although the Board of Directors retains the right to appoint another of its committees to administer the 2007 Plan or to administer the 2007 Plan directly. In the case of awards intended to qualify for the performance-based compensation exemption under Section 162(m), administration of the 2007 Plan must be by a compensation committee comprised solely of two or more "outside directors" within the meaning of Section 162(m). (For purposes of this summary, the term "administrator" means either such duly appointed committee or the Board of Directors.) Subject to the provisions of the 2007 Plan, the administrator determines in its discretion the persons to whom and the times at which awards are granted, the types and sizes of awards, and all of their terms and conditions. The administrator may, subject to certain limitations on the exercise of its discretion required by Section 162(m) or otherwise provided by the 2007 Plan, amend, cancel or renew any award, waive any restrictions or conditions applicable to any award, and accelerate, continue, extend or defer the vesting of any award. The administrator will interpret the 2007 Plan and awards granted it, and all determinations of the administrator generally will be final and binding on all persons having an interest in the 2007 Plan or any award.

        Eligibility.    Our officers and employees and those of our subsidiaries and affiliates are eligible to participate in the 2007 Plan. Our directors and other persons who provide consulting services to us and our subsidiaries and affiliates are also eligible to participate in the 2007 Plan. The term subsidiary is used in this summary to refer to any corporation in which we or one or more other subsidiaries own not less than 50% of the total combined voting power of all classes of outstanding stock. The term affiliate is used in this summary to refer to any entity other than a subsidiary that we or one of our subsidiaries controls. As of June 30, 2011, three non-employee directors and approximately 134 employees, including 10 executive officers, and no consultants were eligible to be considered for the grant of awards under the 2007 Plan.

        Our named executive officers were granted stock options under the 2007 Plan in fiscal 2011 as set forth in this Proxy Statement in the Grants of Plan-Based Awards Table under "Executive Compensation." Our non-employee directors received option grants under the 2007 Plan in fiscal 2011 as set forth in this Proxy Statement in the Director Compensation Table under "Compensation of Directors." The following table sets forth information with respect to the stock options granted under the 2007 Plan since its inception to each named executive officer, all current officers as a group, all current directors who are not executive officers as a group, and all employees and consultants (including all current officers who are not executive officers) as a group.

Name and Position	Number of Shares Underlying Options(1)
Lee-Lean Shu, President and Chief Executive Officer	461,875
Douglas Schirle, Chief Financial Officer	101,875
Didier Lasserre, Vice President, Sales	91,875
Robert Yau, Vice President, Engineering	141,875
David Chapman, Vice President, Marketing	91,875
All current officers	1,685,750
All current non-employee directors	81,000
All employees and consultants, including officers who are not executive officers	2,784,240

(1)
All options were granted at an exercise price per share equal to the fair market value of our common stock on the date of grant.

        Non-Employee Director Awards.    The administrator may, from time to time, establish awards to be granted on a periodic, nondiscriminatory basis to all members of our Board of Directors who are not employees of the Company or any subsidiary or other affiliate of the Company ("non-employee directors"). Additional awards may be granted to non-employee directors in consideration of service on one or more committees of the Board, service as chairman of one or more committees of the Board, service as chairman or lead director of the Board or the individual's initial appointment or election to the Board. Non-employee director awards may be granted at the administrator's discretion in the form of nonstatutory stock options, stock appreciation rights, restricted stock or restricted stock units having such vesting terms as the administrator determines and other terms and conditions substantially similar to those described below under the applicable type of award. Subject to the following limits, the administrator will determine the numbers of shares for which non-employee director awards are granted. A non-employee director may not be granted in any fiscal year awards under the 2007 Plan for more than 2,000 shares, except that this limit may be increased by up to an additional 10,000 shares in the fiscal year in which the non-employee director is first appointed or elected to the Board of Directors, by up to an additional 2,000 shares in any fiscal year in which the non-employee director is serving as chairman or lead director of the Board, by up to an additional 2,000 shares in any fiscal year for each committee of the Board on which the non-employee director serves as chair, and by up to an additional 1,000 shares in any fiscal year for each committee of the Board on which the non-employee director serves other than as chair.

        Currently, non-employee directors receive nondiscretionary, grants of nonstatutory stock options under the 2007 Plan for the maximum number of shares authorized under the limits described above. Each of the initial options vest and become exercisable in annual installments over three years. At the first meeting of the Board of Directors following each of our annual meetings of stockholders, each non-employee director is granted an option to purchase 2,000 shares of our common stock, each non-employee director serving as a committee chairperson is granted an additional annual option to purchase 2,000 shares of our common stock, and each non-employee director serving on a committee other than as chairperson is granted an additional annual option to purchase 1,000 shares of our common stock. These options will vest and become exercisable on the day immediately preceding the date of the next annual meeting of stockholders. Options granted to non-employee directors have a per share exercise price equal to 100% of the fair market value of the underlying shares on the date of grant, and will become fully vested if we are subject to a change in control.

        Stock Options.    The 2007 Plan provides for the grant of both options intended to qualify as incentive stock options under Section 422 of the Code and options that are not intended to so qualify. Options intended to qualify as incentive stock options may be granted only to persons who are our employees or are employees of our subsidiaries. No employee may be granted incentive stock options that are exercisable for the first time in any calendar year for common stock having a total fair market value (determined as of the option grant), in excess of $100,000.

        The administrator will select the individuals who are granted options and, consistent with the terms of the 2007 Plan, will prescribe the terms of each option, including the vesting rules for such option. The exercise price of a stock option cannot be less than 100% of our common stock's fair market value on the date the option is granted, and in the event an employee is deemed to be a 10% owner of our Company or one of our subsidiaries, the exercise price of an incentive stock option cannot be less than 110% of our common stock's fair market value on the date the option is granted. The option price may be paid in cash or, to the extent that the stock option agreement so provides, by surrendering shares of common stock, by delivery of an irrevocable direction to a securities broker to sell shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate exercise price, by delivery of an irrevocable direction to a securities broker or lender to pledge shares, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of the aggregate exercise price, by means of a net exercise, or in any other form that is consistent with applicable laws, regulations and rules. The maximum period in which an option may be exercised will be fixed by the administrator but cannot exceed ten years, and in the event an employee is deemed to be a 10% owner of our Company or one of our subsidiaries, the maximum period for an incentive stock option granted to such employee cannot exceed five years. Options generally will be nontransferable except in the event of the holder's death, but the administrator may allow the transfer of nonstatutory stock options through a gift or domestic relations order to the holder's family members.

        Each stock option agreement will set forth the extent to which the holder will have the right to exercise the option following the termination of the holder's service, and the right to exercise the option of any executors or administrators of the holder's estate or any person who has acquired such option(s) directly from the holder by bequest or inheritance. A stock option agreement will typically provide that an option will cease to be exercisable upon the earlier of three months following the holder's termination of service or the expiration date under the terms of the holder's stock option agreement. Upon death or disability, the option exercise period is extended to the earlier of one year from the holder's termination of service or the expiration date under the terms of the holder's stock option agreement.

        Stock Appreciation Rights.    The administrator also will select the individuals who any receive stock appreciation rights that may be granted under the 2007 Plan. Stock appreciation rights may be granted independently or in tandem with a related stock option. A stock appreciation right entitles the holder to receive a payment of up to the amount by which the fair market value of a share of common stock on the date of exercise exceeds the base value for a share of common stock as established by the administrator at the time of grant of the award. The base value may not be less than 100% of our common stock's fair market value on the date the stock appreciation right is grated. A stock appreciation right will be exercisable at such times and subject to such conditions as may be established by the administrator. The amount payable upon the exercise of a stock appreciation right may be settled in cash or by the issuance of shares of common stock. Other terms of stock appreciation rights are generally similar to the terms of comparable stock options.

        Restricted Stock Awards.    The administrator may grant restricted stock awards under the 2007 Plan either in the form of a restricted stock purchase right, giving a participant an immediate right to purchase common stock, or in the form of a restricted stock bonus, in which stock is issued in consideration for services to the Company rendered by the participant. The administrator determines the purchase price payable under restricted stock purchase awards, which may be less than the then current fair market value of our common stock. Restricted stock awards may be subject to vesting conditions based on such service or performance criteria as the administrator specifies, including the attainment of one or more performance goals similar to those described below in connection with performance awards. Shares acquired pursuant to a restricted stock award may not be transferred by the participant until vested. Unless otherwise provided by the administrator, a participant will forfeit any shares of restricted stock as to which the vesting restrictions have not lapsed prior to the participant's termination of service. Unless otherwise determined by the administrator, participants holding restricted stock will have the right to vote the shares and to receive any dividends paid, except that dividends or other distributions paid in shares will be subject to the same restrictions as the original award and dividends paid in cash may be subject to such restrictions.

        Restricted Stock Units.    The administrator may grant restricted stock units under the 2007 Plan, which represent rights to receive shares of our common stock at a future date determined in accordance with the participant's award agreement. No monetary payment is required for receipt of restricted stock units or the shares issued in settlement of the award, the consideration for which is furnished in the form of the participant's services to the company or a subsidiary. The administrator may grant restricted stock unit awards subject to the attainment of one or more performance goals similar to those described below in connection with performance awards, or may make the awards subject to vesting conditions similar to those applicable to restricted stock awards. Unless otherwise provided by the administrator, a participant will forfeit any restricted stock units which have not vested prior to the participant's termination of service. Participants have no voting rights or rights to receive cash dividends with respect to restricted stock unit awards until shares of common stock are issued in settlement of such awards. However, the administrator may grant restricted stock units that entitle their holders to dividend equivalent rights, which are rights to receive additional restricted stock units for a number of shares whose value is equal to any cash dividends the Company pays.

        Performance Awards.    The administrator also will select the individuals who are granted performance awards and, consistent with the terms of the 2007 Plan, will establish the terms of each performance award. Performance awards may be granted in the form of either performance shares or performance units. Unless otherwise provided by the administrator in granting a performance award, each performance share shall have an initial monetary value equal to the fair market value of one (1) share of stock on the effective date of grant of the performance share, and each performance unit shall have an initial monetary value established by the administrator at the time of grant. The final value payable to the participant in settlement of a performance award determined on the basis of the applicable performance award formula will depend on the extent to which performance goals established by the administrator are attained within the applicable performance period established by the administrator.

        Measurement of Performance Goals.    The 2007 Plan sets forth performance measures used in the case of an award intended to qualify as "performance-based compensation" under Section 162(m). To qualify as a "performance-based compensation," the number of shares or other benefits granted, issued, retainable or vested under an award may be made subject to the attainment of performance goals for a specified period of time relating to one or more of the following performance measures, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years' results or to a designated comparison group or index, in each case as specified by the administrator in the award: (i) revenue, (ii) sales, (iii) expenses, (iv) operating income, (v) gross margin, (vi) operating margin, (vii) earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization, (viii) pre-tax profit, (ix) net operating income, (x) net income, (xi) economic value added, (xii) free cash flow, (xiii) operating cash flow, (xiv) balance of cash, cash equivalents and marketable securities, (xv) stock price, (xvi) earnings per share, (xvii) return on stockholder equity, (xviii) return on capital, (xix) return on assets, (xx) return on investment, (xxi) employee satisfaction, (xxii) employee retention, (xxiii) market share, (xxiv) customer satisfaction, (xxv) product development, (xxvi) research and development expenses, (xxvii) completion of an identified special project, or (xxviii) completion of a joint venture or other corporate transaction.

        Cash-Based Awards and Other Stock-Based Awards.    The administrator may grant cash-based awards or other stock-based awards in such amounts and subject to such terms and conditions as the administrator determines. Cash-based awards will specify a monetary payment or range of payments, while other stock-based awards will specify a number of shares or units based on shares or other equity-related awards. Such awards may be subject to vesting conditions based on continued performance of service or subject to the attainment of one or more performance goals similar to those described above in connection with performance awards. Settlement of awards may be in cash or shares of common stock, as determined by the administrator. A participant will have no voting rights with respect to any such award unless and until shares are issued pursuant to the award. The administrator may grant dividend equivalent rights with respect to other stock-based awards. The effect on such awards of the participant's termination of service will be determined by the administrator and set forth in the participant's award agreement.

        Deferred Compensation Awards.    The 2007 Plan authorizes the administrator to establish a deferred compensation award program. If and when implemented, participants designated by the administrator, who may be limited to directors or members of a select group of management or highly compensated employees, may make an advance election to receive an award of stock units in lieu of director fees or bonuses otherwise payable in cash. The administrator will determine basis on which the number of stock units granted in lieu of cash compensation will be determined. Such awards will be subject to the applicable provisions of the 2007 Plan.

        Change in Control.    Unless otherwise defined in a participant's award or other agreement with the Company, the 2007 Plan provides that a "Change in Control" occurs upon (a) a person or entity (with certain exceptions described in the 2007 Plan) becoming the direct or indirect beneficial owner of more than 50% of the Company's voting stock; (b) a liquidation or dissolution of the Company; or (c) the occurrence of any of the following events upon which the stockholders of the Company immediately before the event do not retain immediately after the event direct or indirect beneficial ownership of more than 50% of the voting securities of the Company, its successor or the entity to which the assets of the company were transferred: (i) a sale or exchange by the stockholders in a single transaction or series of related transactions of more than 50% of the Company's voting stock; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).

        If a Change in Control occurs, the surviving, continuing, successor or purchasing entity or its parent may, without the consent of any participant, either assume or continue outstanding awards or substitute substantially equivalent awards for its stock. If so determined by the administrator, stock-

based awards will be deemed assumed if, for each share subject to the award prior to the Change in Control, its holder is given the right to receive the same amount of consideration that a stockholder would receive as a result of the Change in Control. Any awards which are not assumed or continued in connection with a Change in Control or exercised or settled prior to the Change in Control will terminate effective as of the time of the Change in Control. Subject to the restrictions of Section 409A of the Code, the administrator may provide for the acceleration of vesting or settlement of any or all outstanding awards upon such terms and to such extent as it determines. The 2007 Plan also authorizes the administrator, in its discretion and without the consent of any participant, to cancel each or any award denominated in shares of stock upon a Change in Control in exchange for a payment to the participant with respect each vested share (and each unvested share if so determined by the administrator) subject to the cancelled award of an amount equal to the excess of the consideration to be paid per share of common stock in the Change in Control transaction over the exercise price per share, if any, under the award. The vesting of all awards held by non-employee directors will be accelerated in full upon a Change in Control.

        Amendment and Termination.    The 2007 Plan will continue in effect until its termination by the administrator, provided that no awards may be granted under the 2007 Plan following March 21, 2017, the tenth anniversary of the 2010 Plan's effective date. The administrator may amend, suspend or terminate the 2007 Plan at any time, provided that no amendment may be made without stockholder approval that would increase the maximum aggregate number of shares of stock authorized for issuance under the 2007 Plan, change the class of persons eligible to receive incentive stock options or require stockholder approval under any applicable law. No amendment, suspension or termination of the 2007 Plan may affect any outstanding award unless expressly provided by the administrator, and, in any event, may not adversely affect an outstanding award without the consent of the participant unless necessary to comply with applicable law.

Summary of U.S. Federal Income Tax Consequences of the 2007 Plan

        The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the 2007 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

        Incentive Stock Options.    A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. Participants who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a capital gain or loss upon the sale of the shares equal to the difference, if any, between the sale price and the purchase price of the shares. If a participant satisfies such holding periods upon a sale of the shares, we will not be entitled to any deduction for federal income tax purposes. If a participant disposes of shares within two years after the date of grant or within one year after the date of exercise (a "disqualifying disposition"), the difference between the fair market value of the shares on the option exercise date and the exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the participant upon the disqualifying disposition of the shares generally should be deductible by us for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

        In general, the difference between the option exercise price and the fair market value of the shares on the date of exercise of an incentive stock option is treated as an adjustment in computing the participant's alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to participants subject to the alternative minimum tax.

        Nonstatutory Stock Options.    Options not designated or qualifying as incentive stock options are nonstatutory stock options having no special tax status. A participant generally recognizes no taxable income upon receipt of such an option. Upon exercising a nonstatutory stock option, the participant normally recognizes ordinary income equal to the difference between the exercise price paid and the fair market value of the shares on the date when the option is exercised. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the exercise date, will be taxed as capital gain or loss. We generally should be entitled to a tax deduction equal to the amount of ordinary income recognized by the participant as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Code.

        Stock Appreciation Rights.    A participant recognizes no taxable income upon the receipt of a stock appreciation right. Upon the exercise of a stock appreciation right, the participant generally will recognize ordinary income in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the exercise price. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant in connection with the exercise of the stock appreciation right, except to the extent such deduction is limited by applicable provisions of the Code.

        Restricted Stock.    A participant acquiring restricted stock generally will recognize ordinary income equal to the excess of the fair market value of the shares on the "determination date" over the price paid, if any, for such shares. The "determination date" is the date on which the participant acquires the shares unless the shares are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture (e.g., when they become vested). If the determination date follows the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to designate the date of acquisition as the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date on which the shares are acquired. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date, will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

        Restricted Stock Unit, Performance, Cash-Based and Other Stock-Based Awards.    A participant generally will recognize no income upon the receipt of a restricted stock unit, performance share, performance unit, cash-based or other stock-based award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of settlement in an amount equal to the cash received and the fair market value of any substantially vested shares of stock received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the participant receives shares of restricted stock, the participant generally will be taxed in the same manner as described above under "Restricted Stock." Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date (as defined above under "Restricted Stock"), will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

        Dividend Equivalents.    A participant will recognize taxable income upon receipt of the payment of a dividend equivalent in cash or in shares of stock.

        Section 162(m).    Section 162(m) of the Code would render non-deductible to us certain compensation in excess of $1,000,000 received in any year by certain executive officers unless such excess is "performance-based compensation" (as defined by Section 162(m)) or is otherwise exempt from Section 162(m), such as under the transition rule described in this Proposal. The availability of the exemption for awards of performance-based compensation not covered by the transition period rule depends upon obtaining approval of certain material terms of the 2007 Plan by our public stockholders. Provided we obtain the approval of our stockholders of this Proposal, grants of options and stock appreciation rights, and grants of restricted stock awards, restricted stock units and performance awards conditioned on attainment of one or more performance goals set forth in the 2007 Plan, may qualify as performance-based compensation exempt from Section 162(m).

        Section 409A.    Certain awards granted under the 2007 Plan may be deemed to constitute deferred compensation within the meaning of Section 409A of the Code and must satisfy the requirements of Section 409A to avoid adverse tax consequences to participants who receive such awards. These requirements include limitations on election timing, acceleration of payments, and distributions. We intend to structure any deferrals and awards under the 2007 Plan to meet the applicable tax law requirements.

Vote Required and Board of Directors Recommendation

        Approval of the foregoing provisions of 2007 Equity Incentive Plan requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to be voted at the annual meeting. If you hold your shares in your own name and abstain from voting on this matter, your abstention will have the same effect as a negative vote. If you hold your shares through a broker and you do not instruct the broker on how to vote on this proposal, your broker will not have authority to vote your shares. Broker non-votes will have no effect on the outcome of this vote. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum.

        The Board of Directors unanimously recommends a vote "FOR" approval of the foregoing provisions of the 2007 Equity Incentive Plan.

        If you sign your proxy or voting instruction card or vote over the Internet but do not give instructions with respect to this proposal, your shares will be voted for the approval of the foregoing provisions of the 2007 Equity Incentive Plan, as recommended by the Board.

 PROPOSAL NO. 4

ADVISORY (NON-BINDING) VOTE
ON EXECUTIVE COMPENSATION (SAY-ON-PAY)

Background

        The recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, requires that our stockholders have the opportunity to cast an advisory (non-binding) vote on executive compensation, commonly referred to as a "Say-on-Pay" vote, commencing with our 2011 annual meeting, as well as a separate advisory vote with respect to whether future Say-on-Pay votes will be held every one, two or three years, which is the subject of Proposal No. 5 more fully described below.

        As described in our Compensation Discussion and Analysis included elsewhere in this proxy statement, we seek to closely align the interests of our executive officers with the interests of our stockholders, and attract and retain superior executive talent. Our compensation programs are designed to reward our executive officers for the achievement of our short-term and long-term strategic and operational goals and the achievement of increased total stockholder return, while avoiding the encouragement of unnecessary or excessive risk-taking. Please read the Compensation Discussion and Analysis section for a more detailed discussion of our compensation philosophy and our executive compensation program.

        The advisory vote on executive compensation solicited by this proposal is not intended to address any specific item of compensation, but rather the overall compensation of our Chief Executive Officer, our Chief Financial Officer and our three other most highly-compensated executive officers, who are collectively referred to as our "named executive officers," which is disclosed elsewhere in this proxy statement. The vote is advisory, which means that it is not binding on the Board of Directors, the Compensation Committee or the Company in any way. However, we value the input and views of our stockholders, and the Compensation Committee will review the outcome of the vote and take it into consideration when considering future executive compensation policies and decisions.

        Furthermore, because this non-binding, advisory resolution primarily relates to the compensation of our named executive officers that has already been paid or contractually committed, there is generally no opportunity for us to revisit these decisions. However, the Board of Directors, including the Compensation Committee, values the opinion of our stockholders and, to the extent there is any significant vote against the executive officer compensation as disclosed in this proxy statement, we will consider our stockholders' concerns and evaluate what actions, if any, may be appropriate to address those concerns.

        Stockholders will be asked at the annual meeting to approve the following resolution pursuant to this Proposal No. 4:

        RESOLVED, that the stockholders of GSI Technology, Inc. approve, on an advisory basis, the compensation of the Company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K in the Company's definitive proxy statement for the 2011 Annual Meeting of Stockholders.

Vote Required and Board of Directors Recommendation

        Approval of this resolution requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter. Abstentions will have the same effect as voting against the resolution. Because broker non-votes are not counted as votes for or against this resolution, they will have no effect on the outcome of the vote.

        The Board of Directors unanimously recommends a vote "FOR" approval of the foregoing resolution.

        If you sign your proxy or voting instruction card or vote over the Internet but do not give instructions with respect to this proposal, your shares will be voted for the approval of the foregoing resolution.

 PROPOSAL NO. 5

ADVISORY (NON-BINDING) VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES
ON EXECUTIVE COMPENSATION

        In connection with Proposal No. 4 above seeking advisory approval of our executive compensation program, the Dodd-Frank Act also requires that we conduct a separate advisory (non-binding) stockholder vote to advise on whether future Say-on-Pay votes should occur every one, two or three years. You have the option to vote for any one of the three options, or to abstain on the matter. Our Board of Directors believes that the Company's current executive compensation programs directly link executive compensation to our financial performance and align the interests of our executive officers with those of our stockholders. Our Board of Directors has determined that an advisory vote on executive compensation every year is the best approach for the Company based on a number of considerations, including the following:

  •
  Annual votes will allow stockholders to provide the Company with their direct input on the compensation philosophy, policies and practices as disclosed in the proxy statement every year;

  •
  Annual votes are consistent with Company policies of annually seeking input from, and engaging in discussions with, the Company's stockholders on corporate governance matters and executive compensation philosophy, policies and practices; and

  •
  Less frequent votes could allow an unpopular pay practice to continue too long without timely feedback.

        The Board of Directors believes that giving our stockholders the right to cast an advisory vote every year on their approval of the compensation arrangements for our named executive officers is a good corporate governance practice and is in the best interests of our stockholders. We understand that our stockholders may have different views as to what is the best approach for GSI Technology, and we look forward to hearing from our stockholders on this Proposal.

        You may cast your vote on your preferred frequency of future Say-on-Pay votes by choosing the option of three years, two years, one year, or abstain from voting when you vote in response to the resolution set forth below.

        "RESOLVED, that the stockholders of GSI Technology, Inc. determine, on an advisory basis, that the frequency with which the stockholders of the Company shall have an advisory vote on executive compensation, as disclosed pursuant to the compensation disclosure rules of the SEC, shall be:

    Choice 1—every year;

    Choice 2—every two years;

    Choice 3—every three years; or

    Choice 4—abstain from voting.

Vote Required and Board of Directors Recommendation

        The option of three years, two years or one year that receives the highest number of votes cast by stockholders will be the frequency for the advisory vote on the compensation of our named executive officers that we will consider to have been recommended by our stockholders. However, because this vote is advisory and is not binding on our Board of Directors, the Board may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option recommended by our stockholders.

        Abstentions and broker non-votes will not be counted and, accordingly, will have no effect on the outcome of the vote on this Proposal No. 5.

        The proxy card provides stockholders with the opportunity to choose among four options (holding the vote every one, two or three years, or abstaining), and, therefore, stockholders will not be voting to approve or disapprove the recommendation of the Board of Directors.

        The Board of Directors unanimously recommends that you vote for the option of every year as the frequency with which stockholders are provided an advisory vote on executive compensation, as disclosed pursuant to Item 402 of Regulation S-K of the SEC rules.

 EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

  Overview

        This Compensation Discussion and Analysis describes our compensation philosophy and the objectives, components and procedures with respect to the compensation of our executive officers and more detailed information regarding the compensation of our Chief Executive Officer, our Chief Financial Officer, and our other three most highly-compensated executive officers, determined as of March 31, 2011. We refer to these individuals as our "named executive officers." This discussion focuses on the information contained in the tables and related footnotes and narrative included below, primarily for our 2011 fiscal year, but also contains information regarding compensation actions taken before and after fiscal 2011 to the extent we believe such information enhances our executive compensation disclosure.

  Philosophy and Objectives

        Our fundamental compensation philosophy is to align the compensation of our senior management with our annual and long-term business objectives and performance and to offer compensation that will enable us to attract, retain, and appropriately reward executive officers whose contributions are necessary for our long-term success. We seek to reward our executive officers' contributions to achieving revenue growth, increasing operating profits and controlling costs. We operate in a very competitive environment for executive talent, and it is our belief that our compensation packages should be competitive when compared to our peers and should also be aligned with our stockholders' short and long-term interests.

        The Compensation Committee of the Board of Directors oversees the design and administration of our executive compensation program. The principal elements of the program are base salary, variable incentive cash compensation programs, long-term equity incentive compensation and broad-based benefits programs. In March 2010, the Compensation Committee determined that the Company's executive officers were substantially underpaid compared to the officers of its peer companies. At that time, the Compensation Committee also determined that the policy of the Company, over a period of three to five years, would be to increase the aggregate compensation of the executive officers to more closely approximate the average aggregate compensation paid by the Company's peer companies to officers performing comparable functions.

        Generally, the Compensation Committee reviews the compensation of our executive officers in the early part of each fiscal year and takes action at that time to set base salaries and variable compensation for the current year. In setting our executive officers' total compensation, the Compensation Committee considers individual and company performance, as well as compensation surveys and other market information regarding compensation paid by comparable companies, including our industry peers. The Compensation Committee considers the grant of equity awards to its executive officers on an individual basis at the time of the annual anniversary of their employment with the Company.

        In its annual review of compensation for GSI Technology's executive officers, the Compensation Committee considers compensation data and analyses assembled and prepared by the Committee and our Human Resources staff. The Chief Executive Officer provides the Compensation Committee with a review of each of the other executive officer's individual performance and contributions over the past year and makes recommendations regarding their compensation, which the Compensation Committee considers. In making compensation decisions, our Chief Executive Officer and our Compensation Committee have considered the Company's financial performance as well as the experience level and contributions of the individual executive officer, the role and responsibilities of the executive officer and market factors. To date, the Compensation Committee has not retained compensation consultants to assist it in its review of executive officer compensation.

  Components of Compensation

        In order to align executive compensation with our compensation philosophy, our executive compensation package contains three components: (i) base salary, (ii) variable cash compensation and (iii) long-term stock-based incentive awards. Each component of our executive compensation program is designed to reward a different aspect of performance. The base salaries of our executive officers are initially set based on negotiation with the individual officers at the time of their recruitment. Once set, these base salaries are subject to annual review. Our variable cash compensation plans are intended to motivate and reward performance over the current fiscal year. Our equity award program is designed to provide long-term retention incentives through the use of options subject to time-based vesting. We also provide our executive officers a variety of benefits that are available generally to all salaried employees. The basic elements of our executive compensation package are generally the same among our named executive officers.

  Fiscal 2011 Base Salary

        The base salaries of our executive officers are initially negotiated with the individual executive officer at the time of his or her recruitment and with reference to their experience, expected contribution, geographical location and market factors. Historically, the base salaries of our executive officers generally have been adjusted concurrently with our annual company-wide compensation review.

        For fiscal 2011, the Compensation Committee compared the compensation of our executive officers to that of the officers of the Company's peer companies which, for this purpose, the Committee defined as publicly-held semiconductor corporations having market capitalizations of under $250 million at the time of its review in March 2010. For purposes of the fiscal 2011 compensation review, the peer companies consisted of:

Advanced Analogic Technologies Incorporated	Integrated Silicon Solution, Inc.	Ramtron International Corporation
Anadigics, Inc.	IXYS Corporation	Silicon Image, Inc.
AuthenTec, Inc.	Memsic, Inc.	Techwell, Inc.
California Micro Devices Corp.	Microtune, Inc.	Transwitch Corporation
Conexant Systems, Inc.	Mindspeed Technologies, Inc.	Trident Microsystems, Inc.
DSP Group, Inc.	Pericom Semiconductor Corporation	Vitesse Semiconductor Corporation
Entropic Communications, Inc.	Pixelworks, Inc.	Zilog, Inc.
Ikanos Communications, Inc.	PLX Technology, Inc.
Quicklogic Corporation

        The Compensation Committee determined that, for the most part, the Company's executive officers were substantially underpaid compared to the officers of its peer companies. It also determined that the policy of the Company, over a period of three to five years, would be to increase the aggregate compensation of the executive officers (composed of base compensation, variable cash compensation and equity awards) to approximate the average aggregate compensation paid by the Company's peer companies to officers performing comparable functions.

        The Compensation Committee then considered executive compensation levels for fiscal 2011, taking into account the foregoing policy and various other considerations, including the following:

  •
  available compensation data for the peer companies (noting that most of this comparative data was for earlier periods);

  •
  the fact that no adjustments to our executive officers' base salaries had been made at the beginning of fiscal 2010;

  •
  the Company's financial performance during fiscal 2010 and the then-current outlook for fiscal 2011;

  •
  management's success during fiscal 2010 in completing and integrating the acquisition of the assets of Sony Company's static random access memory business;

  •
  specific contributions of individual officers; and

  •
  the recent increase in stockholder value represented by the trading price of the Company's common stock.

        On the basis of its review, the Compensation Committee set the base salaries of our executive officers, effective April 1, 2010, with increases ranging from 6.0% to 18.0% over the previous fiscal year. The fiscal 2011 base salaries of the named executive officers and the median base salaries of officers with comparable responsibilities at the peer companies were as follows:

Name	Title	New Fiscal 2011 Base Salary	Median Peer Company Base Salary
Lee-Lean Shu	President and Chief Executive Officer	$305,605	$350,000
David Chapman	Vice President, Marketing	$212,493	$236,958
Didier Lasserre	Vice President, Sales	$242,599	$195,000
Douglas M. Schirle	Chief Financial Officer	$226,965	$252,859
Robert Yau	Vice President, Engineering	$215,023	$234,458

  2011 Variable Compensation Plan

        On March 31, 2010, the Compensation Committee adopted the 2011 Variable Compensation Plan (the "2011 Plan"), which was similar in structure to previous variable compensation plans. The 2011 Plan was designed to encourage performance and retention of eligible employees by providing cash bonus awards based on our financial performance during the fiscal year ended March 31, 2011. Each of our executive officers was eligible to participate in the 2011 Plan. Certain other officers were also eligible to participate.

        Under the 2011 Plan, each participant had a designated target bonus. The target bonus for Lee-Lean Shu, our President, Chief Executive Officer and Chairman, was $150,000, and the target bonus for each of our other executive officers was $50,000. The target bonuses were set at levels that, if achieved, would increase the total cash compensation of our executive officers to more closely approximate the levels paid to officers of our peer companies. The 2011 Plan provided that, if the target performance goals were exceeded, the actual bonus awards payable to participants could be up to two times the target bonus, allowing for the possibility of increased compensation based on extraordinary Company financial performance. The use of the same target bonus amount for each of our named executive officers other than our President and Chief Executive Officer reflects our Compensation Committee's desire to treat our executive officers equally with respect to bonus opportunities. The Compensation Committee considered the critical role and contributions of Mr. Shu, our President and Chief Executive Officer, in our long-term success when determining his target bonus amount. The bonus awards were computed on the basis of our fiscal 2011 operating results, with 40% of the award based on the achievement of targeted net revenues and 60% based on the achievement of targeted adjusted operating income. The percentage allocation between these two targets reflected a balance between the Compensation Committee's desire to make the target bonus achievable given the comparatively greater ability of our executive officers to increase revenues, while still focusing the attention of our executive officers on our profitability, which it believes to be the most important factor in improving stockholder value. For fiscal 2011, our net revenues were 98.5% of the 2011 Plan target while our operating income exceeded the 2011 Plan target resulting in earned bonuses of 98.5% of the net revenue target bonus and 200.0% of the operating income target bonus. As we substantially exceeded expectations in fiscal 2011, despite the challenging economic environment, our eligible executive officers earned bonuses greater than the target bonuses established by the 2011 Plan. Original target bonuses for each of the named executive officers under the 2011 plan, bonuses actually earned under the plan for their services during fiscal 2011 and data on bonuses and other non-equity compensation paid by the peer companies were as follows:

Name	Fiscal 2011 Target Bonus	Fiscal 2011 Bonus Earned	Median Peer Group Non-equity Incentive Compensation
Lee-Lean Shu	$150,000	$239,120	$100,000
David Chapman	$50,000	$79,707	$25,574
Didier Lasserre	$50,000	$79,707	$38,024
Douglas M. Schirle	$50,000	$79,707	$50,000
Robert Yau	$50,000	$79,707	$66,000

        Bonus awards under the 2011 Plan are subject to vesting based on the participant's continued employment with the Company, with 60% becoming vested and payable on the last business day in April 2011 and 20% becoming vested and payable on the last business day in April of each of the succeeding two years. The staged vesting of the bonus awards is intended to further align participants' interests with the long-term interest of our stockholders.

  Total Fiscal 2011 Cash Compensation

        The total cash compensation of each of our named executive officers for fiscal 2011 was:

Name	Principal Position	Fiscal 2011 Base Salary ($)	Fiscal 2011 Total Cash Compensation Earned ($)
Lee-Lean Shu	President and Chief Executive Officer	305,605	544,725	(1)
David Chapman	Vice President, Marketing	212,493	292,200	(2)
Didier Lasserre	Vice President, Sales	242,599	322,306	(3)
Douglas Schirle	Chief Financial Officer	226,965	306,672	(2)
Robert Yau	Vice President, Engineering	215,023	294,730	(2)

(1)
Includes incentive compensation of $239,120 earned under the 2011 Plan.

(2)
Includes incentive compensation of $79,707 earned under the 2011 Plan.

(3)
Includes incentive compensation of $79,707 earned under the 2011 Plan and a car allowance of $5,400.

  Long-Term Incentive Compensation

        We utilize stock option awards as a primary component of compensation for our executive officers, with the objective of strengthening the mutuality of interests between the executive officers and our stockholders. These grants are designed to provide each executive with a significant incentive to manage from the perspective of an owner with an equity stake in our company. All stock options granted to our employees, including the named executive officers, and to our directors have exercise prices equal to the fair market value of our common stock on the grant date. Our policies and procedures for the grant of stock- based awards provide that all options and other stock-based awards are generally to be granted by the Compensation Committee and, except in special circumstances, all grants are to be made at regular quarterly meetings of the Compensation Committee. Accordingly, option grants to new employees hired since the previous quarterly meeting and annual grants to continuing employees, including executive officers, with anniversary dates subsequent to the previous meeting are made each quarter. The effective date of each quarterly grant is the later of the second trading day following the public announcement of our financial results for the preceding quarter or the date of the meeting at which the grant is approved.

        The number of shares of common stock subject to each of the options granted to named executive officers in fiscal 2011 was generally comparable to the size of options granted to the named executive officer in prior years and reflected the named executive officer's position and contribution to our financial performance. In fiscal 2011, the Compensation Committee approved stock option awards of 30,000 shares of our common stock for Mr. Chapman and Mr. Lasserre; 40,000 shares of our common stock for Mr. Schirle and Mr. Yau and 100,000 shares of our common stock for Mr. Shu. Contingent upon the executive officer's continued employment, the grants for fiscal 2011 vest four years after the anniversary date of the executive officer's commencement of employment that is closest to the date of grant. Each of these option grants provides a return to the named executive officer only if he remains employed by us during the respective vesting period, and then only if the market price of the shares appreciates over the option term. The Compensation Committee believes the four-year vesting schedule deters risk taking and further focuses management on building long-term stockholder value. The value of the shares subject to the fiscal 2011 option grants to executive officers are reflected in the "Summary Compensation Table" table below, and further information about these grants is reflected in the "Fiscal 2011 Grants of Plan-Based Awards" table below.

  Severance and Change of Control Payments

        We have no severance or change of control arrangements with any of our executive officers.

  Inter-Relationship of Components of Compensation Packages

        The Compensation Committee has adopted a policy to increase the aggregate compensation of our executive officers (composed of base compensation, variable cash compensation and equity awards) over the next two to four years to approximate the average aggregate compensation paid by our peer companies to officers performing comparable functions. Except for this policy, the various components of our executive officers' compensation generally are not inter-related. Adjustments to our executive officers' base compensation are primarily based on our financial performance, our annual company-wide compensation survey and review of peer company compensation levels. As we have relied on long-term equity incentives for a large portion of our total compensation package, option grants for our executive officers are generally considered each year. If the value of options that are granted in one year is reduced due to a reduction in the value of the underlying common stock, the size of the option grants for the next year are not affected. Similarly, if the value of previously granted options increases significantly, the amount of compensation to be awarded for the next year is not affected. While the Compensation Committee has discretion to make exceptions to existing compensation arrangements, it has not approved any exceptions to such arrangements with regard to any named executive officers.

  Other Benefits

        Our executive officers are eligible to participate in all of our employee benefit plans, such as our medical, dental, vision, group life, disability, and accidental death and dismemberment insurance and our simplified employee pension plan, in each case on the same basis as our other employees. Aside from a $5,400 car allowance provided to Mr. Lasserre, there were no special benefits or perquisites provided to any named executive officer in fiscal 2011.

  Changes in Executive Compensation for Fiscal 2012; 2012 Variable Compensation Plan

        For fiscal 2012, the Compensation Committee conducted its annual review, using the group of peer companies identified in connection with the fiscal 2011 review, with the addition of Ikonos Communications. In considering executive compensation levels for fiscal 2012, the Compensation Committee took into account the policy that had been adopted the previous year and various other considerations, including the following:

  •
  available compensation data for the peer companies;

  •
  the Company's financial performance during fiscal 2011, including the achievement of record revenues, gross profit and net income;

  •
  the current outlook for the Company's fiscal 2012 financial performance;

  •
  salary increases recently granted to the Company's non-officer employees which averaged approximately 4% over fiscal 2011 levels;

  •
  specific contributions of individual officers; and

  •
  the increase in stockholder value represented by the trading price of the Company's common stock over the course of the fiscal year.

        On the basis of its review, on May 4, 2011, the Compensation Committee set new base salaries for our executive officers, effective April 1, 2011, representing increases of 4% over fiscal 2011 base salaries for each of the executive officers. The new fiscal 2012 base salaries of the named executive officers and the median base salaries of officers with comparable responsibilities at the peer companies were as follows:

Name	Title	Fiscal 2012 New Base Salary	Median Peer Company Base Salary
Lee-Lean Shu	President and Chief Executive Officer	$317,829	$345,677
David Chapman	Vice President, Marketing	$220,993	$241,587
Didier Lasserre	Vice President, Sales	$252,303	$218,444
Douglas M. Schirle	Chief Financial Officer	$236,044	$239,519
Robert Yau	Vice President, Engineering	$223,624	$254,831

        On May 4, 2011, the Compensation Committee also adopted the 2012 Variable Compensation Plan (the "2012 Plan"), which is similar in structure to the 2011 Plan. Like the 2011 Plan, the 2012 Plan is designed to encourage performance and retention of eligible employees by providing cash bonus awards based on our financial performance during the fiscal year ending March 31, 2012. Each of our executive officers is eligible to participate in the 2012 Plan. Certain other officers are also eligible to participate.

        Under the 2012 Plan, each participant has a designated target bonus. The target bonus for Lee-Lean Shu, our President, Chief Executive Officer and Chairman, is $200,000, and the target bonus for each of the other executive officers is $100,000. The actual bonus award will be computed on the basis of our fiscal 2012 operating results, with 40% of the award based on the achievement of targeted net revenues and 60% based on the achievement of targeted adjusted operating income. The Compensation Committee determined to increase the target bonus amounts for each participant in comparison to the 2011 Plan after the peer company review described above and to retain the same percentage allocation between net revenues and adjusted operating income as was used in the 2011 Plan. If the target performance goals are exceeded, the actual bonus award payable to participants may be up to two times the target bonus. The Compensation Committee believes that the targets under the 2012 Plan will be more difficult to achieve than those under the 2011 Plan because their achievement will be dependent upon realizing our net revenue and operating income goals in an economic environment that presents significant challenges compared to the prior year and will also be dependent on increased sales of our customers' products that incorporate our devices and over which we have no control.

        Bonus awards paid under the 2012 Plan will be subject to vesting based on the participant's continued employment with the Company, with 60% becoming vested and payable on the last business day in April 2012 and 20% becoming vested and payable on the last business day in April of each of the succeeding two years.

        In accordance with the policy described above, subsequent to the end of fiscal 2011, the Compensation Committee approved the grant of options to Mr. Shu and to Mr. Yau to purchase 100,000 shares and 40,000 shares, respectively, of our common stock. The options have an exercise of $6.54 per share, the closing price of our common stock on May 9, 2011, the second trading day following the public announcement of our financial results for the fiscal quarter and year ended March 31, 2011.

  Accounting for Executive Compensation

        We account for equity compensation paid to our employees under authorization guidance for stock based compensation which requires us to measure and record an expense over the service period of the award. Accounting rules also require us to record cash compensation as an expense at the time the obligation is incurred.

  Tax Considerations

        We intend to consider the impact of Section 162(m) of the Internal Revenue Code in determining the mix of elements of future executive compensation. This section limits the deductibility of non-performance based compensation paid to each of our named executive officers to $1 million annually. The stock options granted to our executive officers are intended to be treated under current federal tax law as performance-based compensation exempt from the limitation on deductibility. Salaries and bonuses paid under our commission plan do not qualify as performance-based compensation for purposes of Section 162(m).

Compensation Committee Report

        We, the Compensation Committee of the Board of Directors of GSI Technology, Inc., have reviewed the Compensation Discussion and Analysis contained in this proxy statement and discussed it with management. Based on such review and discussion, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and in GSI Technology, Inc.'s Annual Report on Form 10-K for the fiscal year ended March 31, 2011.

THE COMPENSATION COMMITTEE
Haydn Hsieh (Chair) Ruey L. Lu Arthur O. Whipple

Summary Compensation Table

        The following table sets forth information concerning the compensation earned during the fiscal years ended March 31, 2011, 2010 and 2009 by our Chief Executive Officer, our Chief Financial Officer, and our three other most highly- compensated executive officers:

Summary Compensation Table for Fiscal 2011

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Option Awards ($)(2)	Cash Incentive Plan Compensation ($)		All Other Compensation ($)		Total ($)(2)
Lee-Lean Shu	2011	305,605	—	273,660	239,120	(3)	—		818,385
President and Chief	2010	288,307	—	152,710	107,900	(4)	—		548,917
Executive Officer	2009	288,307	5,115	168,910	52,875	(5)	—		515,207
Douglas Schirle	2011	226,965	—	125,956	79,707	(6)	—		432,628
Chief Financial Officer	2010	195,859	—	36,737	49,821	(7)	—		282,417
	2009	195,859	3,767	33,561	24,414	(8)	—		257,601
Didier Lasserre	2011	242,599	—	126,789	79,707	(6)	5,400	(10)	454,495
Vice President, Sales	2009	228,867	—	40,970	49,821	(7)	5,400	(10)	325,058
	2009	228,867	4,401	21,852	18,875	(9)	5,400	(10)	279,395
Robert Yau	2011	215,023	—	109,464	79,707	(6)	—		404,194
Vice President, Engineering	2010	195,077	—	31,039	49,821	(7)	—		275,937
	2009	195,077	3,751	37,451	24,414	(8)	—		260,693
David Chapman	2011	212,493	—	126,789	79,707	(6)	—		418,989
Vice President, Marketing	2010	186,737	—	40,970	49,821	(7)	—		277,528
	2009	186,737	3,591	21,852	24,414	(8)	—		236,594

(1)
Discretionary bonus approved by the Compensation Committee on June 9, 2008.

(2)
As required by SEC rules, amounts in the column "Option Awards" present the aggregate grant date fair value of option grants made each year computed in accordance with authoritative guidance. These amounts do not reflect whether the recipient has actually realized or will realize a financial benefit from the option award. The assumptions used with respect to the valuation of option grants are set forth in Note 8 to our Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2011. Under generally accepted accounting principles, compensation expense with respect to option awards granted to our employees and directors is generally recognized over the vesting periods applicable to the awards. The SEC's previous disclosure rules required that we present stock and option award information based on the amount recognized during the corresponding year for financial statement reporting purposes with respect to these awards (which meant, in effect, that in any given year we would recognize for financial statement reporting purposes amounts with respect to grants made in that year as well as with respect to grants from past years that vested in or were still vesting during that year). However, changes in the SEC's disclosure rules adopted in 2010 require that we present the 2009 option award amounts on the same basis as the 2011 and 2010 presentation, using the grant date fair value of the awards granted during the corresponding year (regardless of the period over which the awards are scheduled to vest). Accordingly, the amounts reported in the table above for option awards in 2009 differ from the amounts previously reported in our Summary Compensation Tables for the same persons in that year. As a result, each such named executive officer's total compensation amounts for 2009 also differ from the amounts previously reported in our Summary Compensation Tables for that year.

(3)
Earned under the 2011 Variable Compensation Plan, of which $143,472 was paid in May 2011 and $47,824 will be vested and payable on the last day of April 2012 and April 2013.

(4)
Earned under the 2010 Variable Compensation Plan, of which $64,740 was paid in May 2010 and $21,580 will be vested and payable on the last day of April 2011 and April 2012.

(5)
Earned under the 2009 Variable Compensation Plan, of which $31,725 was paid in May 2009 and $10,575 will be vested and payable on the last day of April 2010 and April 2011.

(6)
Earned under the 2011 Variable Compensation Plan, of which $47,825 was paid in May 2011 and $15,941 will be vested and payable on the last day of April 2012 and April 2013.

(7)
Earned under the 2010 Variable Compensation Plan, of which $29,893 was paid in May 2010 and $9,964 will be vested and payable on the last day of April 2011 and April 2012.

(8)
Earned under the 2009 Variable Compensation Plan, of which $14,648 was paid in May 2009 and $4,883 will be vested and payable on the last day of April 2010 and April 2011.

(9)
Performance-based compensation paid under our commission plan for regional sales managers.

(10)
Represents Mr. Lasserre's car allowance of $5,400.

Grants of Plan-Based Awards

        The following table sets forth certain information with respect to plan-based awards granted during the fiscal year ended March 31, 2011 to our named executive officers:

Fiscal 2011 Grants Of Plan-Based Awards

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			All Other Option Awards: Number of Securities Underlying Options (#)		Exercise or Base Price of Option Awards ($)
								Grant Date Fair Value of Option Awards ($)(2)
Name	Grant Date	Threshold ($)	Target ($)(1)	Maximum ($)(1)
Lee-Lean Shu	5/10/10	—	150,000	300,000	100,000	(3)	6.00	273,660
Douglas Schirle	8/2/10	—	50,000	100,000	40,000	(4)	7.00	125,956
Didier Lasserre	1/31/11	—	50,000	100,000	30,000	(5)	9.20	126,789
Robert Yau	5/10/10	—	50,000	100,000	40,000	(3)	6.00	109,464
David Chapman	1/31/11	—	50,000	100,000	30,000	(6)	9.20	126,789

(1)
Amounts are more fully described under "2011 Variable Compensation Plan".

(2)
Reflects the grant date fair value of each equity award in accordance with authoritative guidance. The assumptions used in the calculation of this amount are included in Note 8 to our Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended March 31, 2011.

(3)
Option granted pursuant to the 2007 Equity Incentive Plan. This option vests 100% on January 13, 2014.

(4)
Option granted pursuant to the 2007 Equity Incentive Plan. This option vests 100% on June 3, 2014.

(5)
Option granted pursuant to the 2007 Equity Incentive Plan. This option vests 100% on November 3, 2014.

(6)
Option granted pursuant to the 2007 Equity Incentive Plan. This option vests 100% on November 9, 2014.

Outstanding Equity Awards at Fiscal Year-End

        The following table sets forth certain information with respect to the value of all unexercised options previously awarded to our named executive officers as of March 31, 2011:

Outstanding Equity Awards at March 31, 2011

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Lee-Lean Shu	31,875	—		5.40	5/25/11
	61,875	—		2.10	7/15/13
	61,875	—		2.10	7/15/13
	61,875	—		5.50	11/21/16
	61,875	—		5.50	11/21/16
	61,875	—		5.50	11/21/16
	61,875	—		4.20	5/29/17
	—	100,000	(1)	4.00	6/9/18
	—	100,000	(2)	3.43	6/4/19
	—	100,000	(3)	6.00	5/10/20
Douglas Schirle	20,625	—		2.10	7/15/13
	20,625	—		2.10	7/15/13
	20,625	—		5.50	11/21/16
	20,625	—		5.50	11/21/16
	20,625	—		5.50	11/21/16
	—	20,625	(4)	3.76	8/6/17
	—	20,625	(5)	3.75	8/4/18
	—	20,625	(6)	4.00	8/3/19
	—	40,000	(7)	7.00	8/2/20
Didier Lasserre	30,000	—		4.00	7/15/12
	20,625	—		2.10	7/15/13
	20,625	—		2.10	7/15/13
	20,625	—		3.50	12/15/13
	20,626	—		5.50	11/21/16
	20,626	—		5.50	11/21/16
	20,626	—		5.50	11/21/16
	—	20,625	(8)	2.83	2/4/18
	—	20,625	(9)	2.43	2/9/19
	—	20,625	(10)	4.43	2/8/20
	—	30,000	(11)	9.20	1/31/21
Robert Yau	30,938	—		5.40	5/25/11
	30,938	—		2.10	7/15/13
	20,626	—		5.50	11/21/16
	20,626	—		5.50	11/21/16
	20,626	—		5.50	11/21/16
	20,625	—		4.20	5/29/17
	—	20,625	(1)	4.30	5/12/18
	—	20,625	(2)	3.38	5/11/19
	—	40,000	(3)	6.00	5/10/20
David Chapman	30,000	—		4.00	7/15/12
	20,625	—		3.50	12/15/13
	20,625	—		5.50	11/21/16
	20,625	—		5.50	11/21/16
	20,625	—		5.50	11/21/16
	—	20,625	(12)	2.83	2/4/18
	—	20,625	(13)	2.43	2/9/19
	—	20,625	(14)	4.43	2/8/20
	—	30,000	(15)	9.20	1/31/21

(1)
Option vests 100% on January 13, 2012.

(2)
Option vests 100% on January 13, 2013.

(3)
Option vests 100% on January 13, 2014.

(4)
Option vested 100% on June 3, 2011.

(5)
Option vests 100% on June 3, 2012.

(6)
Option vests 100% on June 3, 2013.

(7)
Option vests 100% on June 3, 2014.

(8)
Option vests 100% on November 3, 2011.

(9)
Option vests 100% on November 3, 2012.

(10)
Option vests 100% on November 3, 2013

(11)
Option vests 100% on November 3, 2014.

(12)
Option vests 100% on November 9, 2011.

(13)
Option vests 100% on November 9, 2012.

(14)
Option vests 100% on November 9, 2013

(15)
Option vests 100% on November 9, 2014.

Option Exercises and Stock Vested During Last Fiscal Year

        The following table sets forth information regarding options exercised by our named executive officers during the fiscal year ended March 31, 2011.

Fiscal 2011 Option Exercises

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)
Lee-Lean Shu	30,000	135,000
Douglas Schirle	41,250	110,725
Robert Yau	30,938	142,791
David Chapman	61,876	270,355

(1)
The value realized on exercise represents the difference between the exercise price and the fair market value of our common stock on the date of exercise.

        We have not made any direct grants of stock awards to any of our employees. Accordingly, there was no vesting of restricted stock held by any named executive officers during the fiscal year ended March 31, 2011.

Compensation of Directors

        Annual compensation for each non-employee director is $15,000 per year. In-person attendance at Board of Directors meetings or committee meetings is compensated at $1,500 per meeting. Attendance by telephone at such meetings is compensated at $1,000 per meeting. In addition, new non-employee directors are granted an initial option for 10,000 shares of our common stock upon his or her initial election or appointment to our Board of Directors, which option will become exercisable in three equal annual installments beginning on the first anniversary of the date of grant. At the first meeting of the Board of Directors following each annual meeting of stockholders, each non-employee director who remains in office immediately following such annual meeting of stockholders is granted an additional option to purchase 2,000 shares of common stock, which will become fully vested and exercisable on August 15th of the following year, subject to the nonemployee director's continuous service on our Board of Directors. In addition, each non-employee director is granted an option to purchase (i) an additional 2,000 shares in any fiscal year in which the nonemployee director is serving as the chairman or lead director of the Board, (ii) an additional 1,000 shares in any fiscal year for each committee of the Board on which the nonemployee director is then serving other than as chairman of the committee, and (iii) an additional 2,000 shares in any fiscal year for each committee of the Board on which the nonemployee director is then serving as chairman of the committee.

        The table below summarizes the compensation we paid to non-employee directors for the fiscal year ended March 31, 2011.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)(2)(3)	Total ($)
Ruey L. Lu	26,000	18,346	44,346
Arthur O. Whipple	28,000	18,346	46,346
Haydn Hsieh	26,500	18,346	44,846

(1)
Valuation based on the dollar amount recognized during fiscal 2011 for financial statement reporting purposes pursuant to authoritative guidance, giving effect to service-based vesting conditions, but disregarding the estimate of forfeitures related to such vesting conditions. These amounts do not reflect whether the recipient has actually realized or will realize a financial benefit from the option award. The assumptions used with respect to the valuation of option grants are set forth in Note 8 to our Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2011.

(2)
On November 1, 2010, Mr. Lu, Mr. Whipple and Mr. Hsieh were each granted an option for 6,000 shares that will be fully vested on August 15, 2011. The grant date fair value of each of these options was $18,346.

(3)
As of March 31, 2011, each director had the following numbers of shares underlying outstanding options: Mr. Lu: 30,000; Mr. Whipple: 32,000; and Mr. Hsieh 27,000.

Equity Compensation Plan Information

        We currently maintain three compensation plans that provide for the issuance of our common stock to officers and other employees, directors and consultants. These consist of the 2000 Stock Option Plan, the 2007 Equity Incentive Plan (the "Equity Plan") and the 2007 Employee Stock Purchase Plan (the "Purchase Plan"), each of which has been approved by stockholders. The following table sets forth information regarding outstanding options and shares reserved for future issuance under the foregoing plans as of March 31, 2011:

Plan Category	Number of shares to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of shares remaining available for future issuance under equity compensation plans (excluding shares reflected in column (a)) (c)
Equity compensation plans approved by stockholders	5,065,478	$4.46	4,793,273	(1)(2)

(1)
Includes 1,057,238 shares available for future issuance under the Purchase Plan.

(2)
A total of 7,102,507 shares of common stock have been authorized and reserved for issuance under the Equity Plan, of which 3,736,035 were available for grant as of March 31, 2011. This reserve automatically increased on April 1, 2010 by 1,378,756 shares and will increase on each subsequent anniversary through 2017, by an amount equal to the smaller of (a) five percent (5%) of the number of shares of stock issued and outstanding on the immediately preceding March 31, or (b) a lesser amount determined by the board of directors. Appropriate adjustments will be made in the number of authorized shares and other numerical limits in the Equity Plan and in outstanding awards to prevent dilution or enlargement of participants' rights in the event of a stock split or other change in our capital structure. Shares subject to awards which expire or are cancelled or forfeited will again become available for issuance under the Equity Plan. The shares available will not be reduced by awards settled in cash or by shares withheld to satisfy tax withholding obligations. Only the net number of shares issued upon the exercise of stock appreciation rights or options exercised by means of a net exercise or by tender of previously owned shares will be deducted from the shares available under the Equity Plan.

RELATED PERSON TRANSACTIONS

Procedures for Approval of Related Person Transactions

        Pursuant to our Code of Business Conduct and Ethics and the Audit Committee Charter, our executive officers, directors, and principal stockholders, including their immediate family members and affiliates, are prohibited from entering into a related party transaction with us without the prior consent of our Audit Committee which reviews and approves any related-party transactions.

        We have entered into indemnification agreements with our officers and directors containing provisions that may require us, among other things, to indemnify our officers and directors against certain liabilities that may arise by reason of their status or service as officers or directors and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified.

Other Transactions

        For information regarding the grant of stock options to our directors and executive officers, please see "Executive Compensation—Compensation of Directors" and "Executive Compensation—Grants of Plan-Based Awards and—Outstanding Equity Awards at Fiscal Year-End."

 PRINCIPAL STOCKHOLDERS AND STOCK OWNERSHIP BY MANAGEMENT

        The following table sets forth, as of June 30, 2011 certain information with respect to the beneficial ownership of GSI Technology's Common Stock by (i) each stockholder known by GSI Technology to be the beneficial owner of more than 5% of GSI Technology's Common Stock, (ii) each director of GSI Technology, (iii) each executive officer named in the Summary Compensation Table, and (iv) all directors and executive officers of GSI Technology as a group:

Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	Percentage of Shares Beneficially Owned(3)
Principal Stockholders:
Jing Rong Tang(4) c/o HolyStone Enterprises Co., Ltd. 1FL No. 62, Sec 2 Huang Shan Road Taipei, Taiwan, R.O.C	2,606,837	9.0%
Ching-Ho Cheng(5) 4F, No. 130, Sec. 3, Nanjing E. Road Taipei 104, Taiwan, R.O.C.	1,941.284	6.7
Discovery Group I, LLC(6) 191 North Wacker Drive, suite 1685 Chicago, Illinois 60606	1,611,659	5.6
Ameroc Corp.(7) 1FL, No. 62, Sec 2, Huang Shan Road Taipei, Taiwan R.O.C.	1,604,146	5.6
Directors and Named Executive Officers:
Lee-Lean Shu(8)	2,684,926	9.3
Arthur O. Whipple(9)	32,000	*
Haydn Hsieh(10)	27,000	*
Robert Yau(11)	1,272,274	4.4
Didier Lasserre(12)	362,064	1.3
Douglas Schirle(13)	148,750	*
David Chapman(14)	112,500	*
Ruey L. Lu(15)	30,000	*
All executive officers and directors as a group (13 persons)(16)	6,533,326	22.6

*
Less than 1.0%

(1)
The address for those individuals and entities not otherwise indicated is 1213 Elko Drive, Sunnyvale, California 94089. Except as otherwise indicated, the persons named in this table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and to the information contained in the other footnotes to this table.

(2)
Under the rules of the Securities and Exchange Commission, a person is deemed to be the beneficial owner of shares that can be acquired by such person within 60 days upon the exercise of options.

(3)
Calculated on the basis of 28,870,737 shares of common stock outstanding as of June 30, 2011, provided that any additional shares of common stock that a stockholder has the right to acquire within 60 days after June 30, 2011 are deemed to be outstanding for the purpose of calculating that stockholder's percentage beneficial ownership.

(4)
Based on information contained in a Schedule 13G/A dated February 9, 2011 filed with the Securities and Exchange Commission.

(5)
Based on information contained in a Schedule 13D dated July 7, 2011 filed with the Securities and Exchange Commission.

(6)
Based on information contained in a Schedule 13G/A dated February 9, 2011 filed with the Securities and Exchange Commission.

(7)
Based on information contained in a Schedule 13G/A dated February 9, 2011 filed with the Securities and Exchange Commission.

(8)
Includes: 371,250 shares issuable upon exercise of options that are exercisable within 60 days following June 30, 2011; 13,600 shares held by Mr. Shu's children; 130,000 shares held by Mr. Shu's spouse; and 87,659 shares issuable upon exercise of options held by his spouse that are exercisable within 60 days of June 30, 2011. Also includes 400,000 shares held by GoodFortune GSI Inc.

(9)
Includes 32,000 shares issuable upon exercise of options that are exercisable within 60 days following June 30, 2011.

(10)
Includes 27,000 shares issuable upon exercise of options that are exercisable within 60 days following June 30, 2011.

(11)
Includes: 113,441 shares issuable upon exercise of options that are exercisable within 60 days following June 30, 2011; and 9,000 shares held by Mr. Yau's spouse.

(12)
Includes 153,753 shares issuable upon exercise of options that are exercisable within 60 days following June 30, 2011.

(13)
Includes 123,750 shares issuable upon exercise of options that are exercisable within 60 days following June 30, 2011.

(14)
Represents 112,500 shares issuable upon exercise of options that are exercisable within 60 days following June 30, 2011.

(15)
Represents 30,000 shares issuable upon exercise of options that are exercisable within 60 days following June 30, 2011.

(16)
Includes an aggregate of 1,562,353 shares issuable upon exercise of options that are exercisable within 60 days following June 30, 2011.

 SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors and persons who beneficially own more than 10% of our Common Stock to file initial reports of beneficial ownership and reports of changes in beneficial ownership with the SEC. Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms filed by such person.

        Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that all filing requirements applicable to our executive officers, directors and greater-than-10% stockholders were complied with during fiscal 2011 except that Lee-Lean Shu filed one late report, on Form 4, with respect to one transaction.

STOCKHOLDER PROPOSALS TO BE PRESENTED
AT NEXT ANNUAL MEETING

        Stockholder proposals may be included in our proxy materials for an annual meeting so long as they are provided to us on a timely basis and satisfy the other conditions set forth in applicable SEC rules. For a stockholder proposal to be included in our proxy materials for the 2012 annual meeting, the proposal must be received at our principal executive offices, addressed to the Secretary, not later than March 30, 2012.

        Submitting a stockholder proposal does not guarantee that we will include it in our proxy statement. Our Nominating and Governance Committee reviews all stockholder proposals and makes recommendations to the board for actions on such proposals. For information on qualifications of director nominees considered by our Nominating and Governance committee, see the "Corporate Governance" section of this proxy statement.

TRANSACTION OF OTHER BUSINESS

        At the date of this Proxy Statement, the Board of Directors knows of no other business that will be conducted at the 2011 annual meeting other than as described in this Proxy Statement. If any other matter or matters are properly brought before the meeting, or any adjournment or postponement of the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

ANNUAL REPORT ON FORM 10-K

        A copy of our annual report on Form 10-K (without exhibits) for the fiscal year ended March 31, 2011 is being distributed along with this proxy statement. We refer you to such report for financial and other information about us, but such report is not incorporated in this proxy statement and is not deemed to be a part of the proxy solicitation material. It is also available on our website at www.gsitechnology.com. In addition, the report (with exhibits) is available at the SEC's website at www.sec.gov.

Robert Yau Secretary

July 21, 2011

 APPENDIX A

i

ii

iii

 GSI TECHNOLOGY, INC.
2007 Equity Incentive Plan
(As Amended Through July 20, 2011)

1.  ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

        1.1    Establishment.     The GSI Technology, Inc. 2007 Equity Incentive Plan (the "Plan") is hereby established effective as of March 21, 2007, the date of its approval by the stockholders of the Company (the "Effective Date").

        1.2    Purpose.     The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group. The Plan seeks to achieve this purpose by providing for Awards in the form of Options, Stock Appreciation Rights, Restricted Stock Purchase Rights, Restricted Stock Bonuses, Restricted Stock Units, Performance Shares, Performance Units, Deferred Compensation Awards, Cash-Based and Other Stock-Based Awards and Nonemployee Director Awards.

        1.3    Term of Plan.     The Plan shall continue in effect until its termination by the Committee; provided, however, that all Awards shall be granted, if at all, within ten (10) years from the Effective Date.

2.  DEFINITIONS AND CONSTRUCTION.

        2.1    Definitions.     Whenever used herein, the following terms shall have their respective meanings set forth below:

          (a)   "Affiliate" means (i) an entity, other than a Parent Corporation, that directly, or indirectly through one or more intermediary entities, controls the Company or (ii) an entity, other than a Subsidiary Corporation, that is controlled by the Company directly or indirectly through one or more intermediary entities. For this purpose, the term "control" (including the term "controlled by") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of the relevant entity, whether through the ownership of voting securities, by contract or otherwise; or shall have such other meaning assigned such term for the purposes of registration on Form S-8 under the Securities Act.

          (b)   "Award" means any Option, Stock Appreciation Right, Restricted Stock Purchase Right, Restricted Stock Bonus, Restricted Stock Unit, Performance Share, Performance Unit, Deferred Compensation Award, Cash-Based Award, Other Stock-Based Award or Nonemployee Director Award granted under the Plan.

          (c)   "Award Agreement" means a written or electronic agreement between the Company and a Participant setting forth the terms, conditions and restrictions of the Award granted to the Participant.

          (d)   "Board" means the Board of Directors of the Company.

          (e)   "Cash-Based Award" means an Award denominated in cash and granted pursuant to Section 12.

          (f)    "Cause" means, unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant's Award Agreement or by a written contract of employment or service, any of the following: (i) the Participant's theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any Participating Company documents or records; (ii) the Participant's material failure to abide by a Participating Company's code of conduct or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct); (iii) the Participant's unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of a Participating Company (including, without limitation, the Participant's improper use or disclosure of a Participating Company's confidential or proprietary information); (iv) any intentional act by the Participant which has a material detrimental effect on a Participating Company's reputation or business; (v) the Participant's repeated failure or inability to perform any reasonable assigned duties after written notice from a Participating Company of, and a reasonable opportunity to cure, such failure or inability; (vi) any material breach by the Participant of any employment, service, non-disclosure, non-competition, non-solicitation or other similar agreement between the Participant and a Participating Company, which breach is not cured pursuant to the terms of such agreement; or (vii) the Participant's conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the Participant's ability to perform his or her duties with a Participating Company.

          (g)   "Change in Control" means, unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant's Award Agreement or by a written contract of employment or service, the occurrence of any of the following:

              (i)  any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total combined voting power of the Company's then-outstanding securities entitled to vote generally in the election of Directors; provided, however, that the following acquisitions shall not constitute a Change in Control: (1) an acquisition by any such person who on the Effective Date is the beneficial owner of more than fifty percent (50%) of such voting power, (2) any acquisition directly from the Company, including, without limitation, a public offering of securities, (3) any acquisition by the Company, (4) any acquisition by a trustee or other fiduciary under an employee benefit plan of a Participating Company or (5) any acquisition by an entity owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the voting securities of the Company; or

             (ii)  an Ownership Change Event or series of related Ownership Change Events (collectively, a "Transaction") in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding securities entitled to vote generally in the election of Directors or, in the case of an Ownership Change Event described in Section 2.1(ee)(iii), the entity to which the assets of the Company were transferred (the "Transferee"), as the case may be; or

            (iii)  a liquidation or dissolution of the Company;

  provided, however, that a Change in Control shall be deemed not to include a transaction described in subsections (i) or (ii) of this Section 2.1(g) in which a majority of the members of the board of directors of the continuing, surviving or successor entity, or parent thereof, immediately after such transaction is comprised of Incumbent Directors. Notwithstanding the foregoing, to the extent that any amount constituting Section 409A Deferred Compensation would become payable under this Plan by reason of a Change in Control, such amount shall become payable only if the event constituting a Change in Control would also constitute a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company within the meaning of Section 409A.

          For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Committee shall have the right to determine whether multiple sales or exchanges of the voting securities of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

          (h)   "Code" means the Internal Revenue Code of 1986, as amended, and any applicable regulations or administrative guidelines promulgated thereunder.

          (i)    "Committee" means the Compensation Committee and such other committee or subcommittee of the Board, if any, duly appointed to administer the Plan and having such powers in each instance as shall be specified by the Board. If, at any time, there is no committee of the Board then authorized or properly constituted to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers.

          (j)    "Company" means GSI Technology, Inc., a Delaware corporation, or any successor corporation thereto.

          (k)   "Consultant" means a person engaged to provide consulting or advisory services (other than as an Employee or a member of the Board) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on registration on Form S-8 under the Securities Act.

          (l)    "Covered Employee" means, at any time the Plan is subject to Section 162(m), any Employee who is or may reasonably be expected to become a "covered employee" as defined in Section 162(m), or any successor statute, and who is designated, either as an individual Employee or a member of a class of Employees, by the Committee no later than (i) the date ninety (90) days after the beginning of the Performance Period, or (ii) the date on which twenty-five percent (25%) of the Performance Period has elapsed, as a "Covered Employee" under this Plan for such applicable Performance Period.

          (m)  "Deferred Compensation Award" means an award granted to a Participant pursuant to Section 11.

          (n)   "Director" means a member of the Board.

          (o)   "Disability" means the permanent and total disability of the Participant, within the meaning of Section 22(e)(3) of the Code.

          (p)   "Dividend Equivalent Right" means the right of a Participant, granted at the discretion of the Committee or as otherwise provided by the Plan, to receive a credit for the account of such Participant in an amount equal to the cash dividends paid on one share of Stock for each share of Stock represented by an Award held by such Participant.

          (q)   "Employee" means any person treated as an employee (including an Officer or a member of the Board who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a member of the Board nor payment of a director's fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual's employment or termination of employment, as the case may be. For purposes of an individual's rights, if any, under the terms of the Plan as of the time of the Company's determination of whether or not the individual is an Employee, all such determinations by the Company shall be final, binding and conclusive as to such rights, if any, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination as to such individual's status as an Employee.

          (r)   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (s)   "Fair Market Value" means, as of any date, the value of a share of Stock or other property as determined by the Committee, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

              (i)  Except as otherwise determined by the Committee, if, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on the national or regional securities exchange or market system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Committee, in its discretion.

             (ii)  Notwithstanding the foregoing, the Committee may, in its discretion, determine the Fair Market Value on the basis of the opening, closing, or average of the high and low sale prices of a share of Stock on such date or the preceding trading day, the actual sale price of a share of Stock received by a Participant, any other reasonable basis using actual transactions in the Stock as reported on a national or regional securities exchange or market system and consistently applied, or on any other basis consistent with the requirements of Section 409A. The Committee may also determine the Fair Market Value upon the average selling price of the Stock during a specified period that is within thirty (30) days before or thirty (30) days after such date, provided that, with respect to the grant of an Option or SAR, the commitment to grant such Award based on such valuation method must be irrevocable before the beginning of the specified period and such valuation method must be used consistently for grants of Options and SARs under the same and substantially similar programs. The Committee may vary its method of determination of the Fair Market Value as provided in this Section for different purposes under the Plan to the extent consistent with the requirements of Section 409A.

            (iii)  If, on such date, the Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse, and in a manner consistent with the requirements of Section 409A.

          (t)    "Incentive Stock Option" means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

          (u)   "Incumbent Director" means a director who either (i) is a member of the Board as of the Effective Date or (ii) is elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination, but who was not elected or nominated in connection with an actual or threatened proxy contest relating to the election of directors of the Company.

          (v)   "Insider" means an Officer, Director or any other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

          (w)  "Insider Trading Policy" means the written policy of the Company pertaining to the purchase, sale, transfer or other disposition of the Company's equity securities by Directors, Officers, Employees or other service providers who may possess material, nonpublic information regarding the Company or its securities.

          (x)   "Net-Exercise" means a procedure by which the Participant will be issued a number of shares of Stock upon the exercise of an Option determined in accordance with the following formula:

      N = X(A-B)/A, where

      "N" = the number of shares of Stock to be issued to the Participant upon exercise of the Option;

      "X" = the total number of shares with respect to which the Participant has elected to exercise the Option;

      "A" = the Fair Market Value of one (1) share of Stock determined on the exercise date; and

      "B" = the exercise price per share (as defined in the Participant's Award Agreement)

          (y)   "Nonemployee Director" means a Director who is not an Employee.

          (z)   "Nonemployee Director Award" means a Nonstatutory Stock Option, Stock Appreciation Right, Restricted Stock Award or Restricted Stock Unit Award granted to a Nonemployee Director pursuant to Section 13 of the Plan.

          (aa) "Nonstatutory Stock Option" means an Option not intended to be (as set forth in the Award Agreement) an incentive stock option within the meaning of Section 422(b) of the Code.

          (bb) "Officer" means any person designated by the Board as an officer of the Company.

          (cc) "Option" means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to Section 6 or Section 13.

          (dd) "Other Stock-Based Award" means an Award denominated in shares of Stock and granted pursuant to Section 12.

          (ee) "Ownership Change Event" means the occurrence of any of the following with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).

          (ff)  "Parent Corporation" means any present or future "parent corporation" of the Company, as defined in Section 424(e) of the Code.

          (gg) "Participant" means any eligible person who has been granted one or more Awards.

          (hh) "Participating Company" means the Company or any Parent Corporation, Subsidiary Corporation or Affiliate.

          (ii)   "Participating Company Group" means, at any point in time, all entities collectively which are then Participating Companies.

          (jj)   "Performance Award" means an Award of Performance Shares or Performance Units.

          (kk) "Performance Award Formula" means, for any Performance Award, a formula or table established by the Committee pursuant to Section 10.3 which provides the basis for computing the value of a Performance Award at one or more threshold levels of attainment of the applicable Performance Goal(s) measured as of the end of the applicable Performance Period.

          (ll)   "Performance-Based Compensation" means compensation under an Award that satisfies the requirements of Section 162(m) for certain performance-based compensation paid to Covered Employees.

          (mm)  "Performance Goal" means a performance goal established by the Committee pursuant to Section 10.3.

          (nn) "Performance Period" means a period established by the Committee pursuant to Section 10.3 at the end of which one or more Performance Goals are to be measured.

          (oo) "Performance Share" means a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Share, as determined by the Committee, based on performance.

          (pp) "Performance Unit" means a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Unit, as determined by the Committee, based upon performance.

          (qq) "Restricted Stock Award" means an Award of a Restricted Stock Bonus or a Restricted Stock Purchase Right.

          (rr)  "Restricted Stock Bonus" means Stock granted to a Participant pursuant to Section 8 or Section 13.

          (ss)  "Restricted Stock Purchase Right" means a right to purchase Stock granted to a Participant pursuant to Section 8 or Section 13.

          (tt)  "Restricted Stock Unit" or "Stock Unit" means a right granted to a Participant pursuant to Section 9, Section 11 or Section 13 to receive a share of Stock on a date determined in accordance with the provisions of such Sections, as applicable, and the Participant's Award Agreement.

          (uu) "Rule 16b-3" means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

          (vv) "SAR" or "Stock Appreciation Right" means a right granted to a Participant pursuant to Section 7 or Section 13 to receive payment, for each share of Stock subject to such SAR, of an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price.

          (ww)  "Section 162(m)" means Section 162(m) of the Code.

          (xx) "Section 409A" means Section 409A of the Code.

          (yy) "Section 409A Deferred Compensation" means compensation provided pursuant to the Plan that constitutes deferred compensation subject to and not exempted from the requirements of Section 409A.

          (zz) "Securities Act" means the Securities Act of 1933, as amended.

          (aaa)  "Service" means a Participant's employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. Unless otherwise provided by the Committee, a Participant's Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders such Service or a change in the Participating Company for which the Participant renders such Service, provided that there is no interruption or termination of the Participant's Service. Furthermore, a Participant's Service shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company. However, unless otherwise provided by the Committee, if any such leave taken by a Participant exceeds ninety (90) days, then on the ninety-first (91st) day following the commencement of such leave the Participant's Service shall be deemed to have terminated, unless the Participant's right to return to Service is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, an unpaid leave of absence shall not be treated as Service for purposes of determining vesting under the Participant's Award Agreement. A Participant's Service shall be deemed to have terminated either upon an actual termination of Service or upon the entity for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant's Service has terminated and the effective date of such termination.

          (bbb)  "Stock" means the common stock of the Company, as adjusted from time to time in accordance with Section 4.4.

          (ccc)  "Subsidiary Corporation" means any present or future "subsidiary corporation" of the Company, as defined in Section 424(f) of the Code.

          (ddd)  "Ten Percent Owner" means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company (other than an Affiliate) within the meaning of Section 422(b)(6) of the Code.

          (eee)  "Vesting Conditions" mean those conditions established in accordance with the Plan prior to the satisfaction of which shares subject to an Award remain subject to forfeiture or a repurchase option in favor of the Company exercisable for the Participant's monetary purchase price, if any, for such shares upon the Participant's termination of Service.

        2.2    Construction.     Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

3.  ADMINISTRATION.

        3.1    Administration by the Committee.     The Plan shall be administered by the Committee. All questions of interpretation of the Plan, of any Award Agreement or of any other form of agreement or other document employed by the Company in the administration of the Plan or of any Award shall be determined by the Committee, and such determinations shall be final, binding and conclusive upon all persons having an interest in the Plan or such Award, unless fraudulent or made in bad faith. Any and all actions, decisions and determinations taken or made by the Committee in the exercise of its discretion pursuant to the Plan or Award Agreement or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) shall be final, binding and conclusive upon all persons having an interest therein.

        3.2    Authority of Officers.     Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, determination or election.

        3.3    Administration with Respect to Insiders.     With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

        3.4    Committee Complying with Section 162(m).     If the Company is a "publicly held corporation" within the meaning of Section 162(m), the Board may establish a Committee of "outside directors" within the meaning of Section 162(m) to approve the grant of any Award intended to result in the payment of Performance-Based Compensation.

        3.5    Powers of the Committee.     In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:

          (a)   to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock, units or monetary value to be subject to each Award;

          (b)   to determine the type of Award granted;

          (c)   to determine the Fair Market Value of shares of Stock or other property;

          (d)   to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the exercise or purchase price of shares pursuant to any Award, (ii) the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with any Award, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the Performance Measures, Performance Period, Performance Award Formula and Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (vi) the time of the expiration of any Award, (vii) the effect of the Participant's termination of Service on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;

          (e)   to determine whether an Award will be settled in shares of Stock, cash, or in any combination thereof;

          (f)    to approve one or more forms of Award Agreement;

          (g)   to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;

          (h)   to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a Participant's termination of Service;

          (i)    to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws or regulations of or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose citizens may be granted Awards; and

          (j)    to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

        3.6    Indemnification.     In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the Participating Company Group, members of the Board or the Committee and any officers or employees of the Participating Company Group to whom authority to act for the Board, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

4.  SHARES SUBJECT TO PLAN.

        4.1    Maximum Number of Shares Issuable.     Subject to adjustment as provided in Sections 4.2, 4.3 and 4.4, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be equal to three million (3,000,000) shares, and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof.

        4.2    Annual Increase in Maximum Number of Shares Issuable.     Subject to adjustment as provided in Section 4.4, the maximum aggregate number of shares of Stock that may be issued under the Plan as set forth in Section 4.1 shall be cumulatively increased on April 1, 2008 and on each subsequent April 1 through and including April 1, 2017, by a number of shares (the "Annual Increase") equal to the smaller of (i) five percent (5%) of the number of shares of Stock issued and outstanding on the immediately preceding March 31 or (ii) an amount determined by the Board.

        4.3    Share Accounting.     If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares of Stock acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company for an amount not greater than the Participant's purchase price, the shares of Stock allocable to the terminated portion of such Award or such forfeited or repurchased shares of Stock shall again be available for issuance under the Plan. Shares of Stock shall not be deemed to have been issued pursuant to the Plan (a) with respect to any portion of an Award that is settled in cash or (b) to the extent such shares are withheld or reacquired by the Company in satisfaction of tax withholding obligations pursuant to Section 17.2. Upon payment in shares of Stock pursuant to the exercise of an SAR, the number of shares available for issuance under the Plan shall be reduced only by the number of shares actually issued in such payment. If the exercise price of an Option is paid by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant, or by means of a Net-Exercise, the number of shares available for issuance under the Plan shall be reduced by the net number of shares for which the Option is exercised.

        4.4    Adjustments for Changes in Capital Structure.     Subject to any required action by the stockholders of the Company, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments shall be made in the number and kind of shares subject to the Plan and to any outstanding Awards, in the Award limits set forth in Section 5.3 and in the exercise or purchase price per share under any outstanding Award in order to prevent dilution or enlargement of Participants' rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as "effected without receipt of consideration by the Company." If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the "New Shares"), the Committee may unilaterally amend the outstanding Awards to provide that such Awards are for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise or purchase price per share of, the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Committee, in its discretion. Any fractional share resulting from an adjustment pursuant to this Section 4.4 shall be rounded down to the nearest whole number, and in no event may the exercise or purchase price under any Award be decreased to an amount less than the par value, if any, of the stock subject to such Award. The Committee in its sole discretion, may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate, including modification of Performance Goals, Performance Award Formulas and Performance Periods. The adjustments determined by the Committee pursuant to this Section shall be final, binding and conclusive.

        The Committee may, without affecting the number of Shares reserved or available hereunder, authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with Section 409A and any other applicable provisions of the Code and related guidance issued by the U.S. Treasury Department.

5.  ELIGIBILITY, PARTICIPATION AND AWARD LIMITATIONS.

        5.1    Persons Eligible for Awards.     Awards, other than Deferred Compensation Awards or Nonemployee Director Awards, may be granted only to Employees and Consultants. Deferred Compensation Awards may be granted only to Officers, Directors and individuals who are among a select group of management or highly compensated Employees. Nonemployee Director Awards may be granted only to persons who, at the time of grant, are Nonemployee Directors.

        5.2    Participation in the Plan.     Awards are granted solely at the discretion of the Committee. Eligible persons may be granted more than one Award. However, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.

        5.3    Award Limitations.

          (a)    Incentive Stock Option Limitations.

              (i)  Maximum Number of Shares Issuable Pursuant to Incentive Stock Options.    Subject to adjustment as provided in Section 4.4, the maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to the exercise of Incentive Stock Options shall not exceed three million (3,000,000), cumulatively increased on April 1, 2008 and on each subsequent April 1, through and including April 1, 2017, by a number of shares equal to the smaller of the Annual Increase determined under Section 4.2 or one million five hundred thousand (1,500,000) shares. The maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to all Awards other than Incentive Stock Options shall be the number of shares determined in accordance with Section 4.1, subject to adjustment as provided in Sections 4.2, 4.3 and 4.4.

             (ii)  Persons Eligible.    An Incentive Stock Option may be granted only to a person who, on the effective date of grant, is an Employee of the Company, a Parent Corporation or a Subsidiary Corporation (each being an "ISO-Qualifying Corporation"). Any person who is not an Employee of an ISO-Qualifying Corporation on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option. An Incentive Stock Option granted to a prospective Employee upon the condition that such person become an Employee of an ISO-Qualifying Corporation shall be deemed granted effective on the date such person commences Service as an Employee of an ISO-Qualifying Corporation, with an exercise price determined as of such date in accordance with Section 6.1.

            (iii)  Fair Market Value Limitation.    To the extent that options designated as Incentive Stock Options (granted under all stock option plans of the Participating Company Group, including the Plan) become exercisable by a Participant for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a limitation different from that set forth in this Section, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Upon exercise, shares issued pursuant to each such portion shall be separately identified.

          (b)    Nonemployee Director Award Limits.    Subject to adjustment as provided in Section 4.4, no Nonemployee Director may be granted within any fiscal year of the Company one or more Nonemployee Director Awards for more than two thousand (2,000) shares; provided, however, that the foregoing annual limit shall be increased by one or more of the following additions, as applicable: (i) an additional ten thousand (10,000) shares in the fiscal year in which the Nonemployee Director is first appointed or elected to the Board as a Nonemployee Director, (ii) an additional two thousand (2,000) shares in any fiscal year in which the Nonemployee Director is serving as the Chairman or Lead Director of the Board, (iii) an additional one thousand (1,000) shares in any fiscal year for each committee of the Board on which the Nonemployee Director is then serving other than as chairman of the committee, and (iv) an additional two thousand (2,000) shares in any fiscal year for each committee of the Board on which the Nonemployee Director is then serving as chairman of the committee.

          (c)    Section 162(m) Award Limits.    The following limits shall apply to the grant of any Award intended to qualify for treatment as Performance-Based Compensation:

              (i)  Options and SARs.    Subject to adjustment as provided in Section 4.4, no Employee shall be granted within any fiscal year of the Company one or more Options or Freestanding SARs which in the aggregate are for more than three hundred thousand (300,000) shares.

             (ii)  Restricted Stock Awards and Restricted Stock Unit Awards.    Subject to adjustment as provided in Section 4.4, no Employee shall be granted within any fiscal year of the Company one or more Restricted Stock Awards or Restricted Stock Unit Awards which in the aggregate are for more than one hundred thousand (100,000) shares.

            (iii)  Performance Awards.    Subject to adjustment as provided in Section 4.4, no Employee shall be granted in the aggregate (1) Performance Shares which could result in such Employee receiving more than fifty thousand (50,000) shares for each full fiscal year of the Company contained in the Performance Period for such Award, or (2) Performance Units which could result in such Employee receiving more than five hundred thousand dollars ($500,000) for each full fiscal year of the Company contained in the Performance Period for such Award.

            (iv)  Cash-Based Awards and Other Stock-Based Awards.    Subject to adjustment as provided in Section 4.4, no Employee shall be granted in the aggregate (1) Cash-Based Awards in any fiscal year of the Company which could result in such Employee receiving more than five hundred thousand dollars ($500,000) for each full fiscal year of the Company contained in the Performance Period for such Award, or (2) Other Stock-Based Awards in any fiscal year of the Company which could result in such Employee receiving more than fifty thousand (50,000) shares for each full fiscal year of the Company contained in the Performance Period for such Award.

6.  STOCK OPTIONS.

        Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Committee shall from time to time establish. Award Agreements evidencing Options may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

        6.1    Exercise Price.     The exercise price for each Option shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.

        6.2    Exercisability and Term of Options.     Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option. Subject to the foregoing, unless otherwise specified by the Committee in the grant of an Option, each Option shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.

        6.3    Payment of Exercise Price.

          (a)    Forms of Consideration Authorized.    Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash or by check or cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant having a Fair Market Value not less than the exercise price, (iii) by delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of

  Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a "Cashless Exercise"), (iv) by delivery of a properly executed notice electing a Net-Exercise, (v) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (vi) by any combination thereof. The Committee may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

          (b)    Limitations on Forms of Consideration.

              (i)  Tender of Stock.    Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's stock. Unless otherwise provided by the Committee, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for more than six (6) months (or such other period, if any, as the Committee may permit) and not used for another Option exercise by attestation during such period, or were not acquired, directly or indirectly, from the Company.

             (ii)  Cashless Exercise.    The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise, including with respect to one or more Participants specified by the Company notwithstanding that such program or procedures may be available to other Participants.

        6.4    Effect of Termination of Service.

          (a)    Option Exercisability.    Subject to earlier termination of the Option as otherwise provided herein and unless otherwise provided by the Committee, an Option shall terminate immediately upon the Participant's termination of Service to the extent that it is then unvested and shall be exercisable after the Participant's termination of Service to the extent it is then vested only during the applicable time period determined in accordance with this Section and thereafter shall terminate:

              (i)  Disability.    If the Participant's Service terminates because of the Disability of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant's Service terminated, may be exercised by the Participant (or the Participant's guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Participant's Service terminated, but in any event no later than the date of expiration of the Option's term as set forth in the Award Agreement evidencing such Option (the "Option Expiration Date").

             (ii)  Death.    If the Participant's Service terminates because of the death of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant's Service terminated, may be exercised by the Participant's legal representative or other person who acquired the right to exercise the Option by reason of the Participant's death at any time prior to the expiration of twelve (12) months after the date on which the Participant's Service terminated, but in any event no later than the Option Expiration Date. The Participant's Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months after the Participant's termination of Service.

            (iii)  Termination for Cause.    Notwithstanding any other provision of the Plan to the contrary, if the Participant's Service is terminated for Cause or if, following the Participant's termination of Service and during any period in which the Option otherwise would remain exercisable, the Participant engages in any act that would constitute Cause, the Option shall terminate in its entirety and cease to be exercisable immediately upon such termination of Service or act.

            (iv)  Other Termination of Service.    If the Participant's Service terminates for any reason, except Disability, death or Cause, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant's Service terminated, may be exercised by the Participant at any time prior to the expiration of three (3) months after the date on which the Participant's Service terminated, but in any event no later than the Option Expiration Date.

          (b)    Extension if Exercise Prevented by Law or Insider Trading Policy.    Notwithstanding the foregoing, other than termination of Service for Cause, if the exercise of an Option within the applicable time periods set forth in Section 6.4(a) is prevented by the provisions of Section 16 below or a sale of shares pursuant to a Cashless Exercise of the Option would violate the provisions of the Insider Trading Policy, the Option shall remain exercisable until thirty (30) days after the date such exercise or sale, as the case may be, would no longer be prevented by such provisions, but in any event no later than the Option Expiration Date.

        6.5    Transferability of Options.     During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant's guardian or legal representative. An Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant's beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Option, a Nonstatutory Stock Option shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 under the Securities Act.

7.  STOCK APPRECIATION RIGHTS.

        Stock Appreciation Rights shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish. Award Agreements evidencing SARs may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

        7.1    Types of SARs Authorized.     SARs may be granted in tandem with all or any portion of a related Option (a "Tandem SAR") or may be granted independently of any Option (a "Freestanding SAR"). A Tandem SAR may only be granted concurrently with the grant of the related Option.

        7.2    Exercise Price.     The exercise price for each SAR shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share subject to a Tandem SAR shall be the exercise price per share under the related Option and (b) the exercise price per share subject to a Freestanding SAR shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the SAR.

        7.3    Exercisability and Term of SARs.

          (a)    Tandem SARs.    Tandem SARs shall be exercisable only at the time and to the extent, and only to the extent, that the related Option is exercisable, subject to such provisions as the Committee may specify where the Tandem SAR is granted with respect to less than the full number of shares of Stock subject to the related Option. The Committee may, in its discretion, provide in any Award Agreement evidencing a Tandem SAR that such SAR may not be exercised without the advance approval of the Company and, if such approval is not given, then the Option shall nevertheless remain exercisable in accordance with its terms. A Tandem SAR shall terminate and cease to be exercisable no later than the date on which the related Option expires or is terminated or canceled. Upon the exercise of a Tandem SAR with respect to some or all of the shares subject to such SAR, the related Option shall be canceled automatically as to the number of shares with respect to which the Tandem SAR was exercised. Upon the exercise of an Option related to a Tandem SAR as to some or all of the shares subject to such Option, the related Tandem SAR shall be canceled automatically as to the number of shares with respect to which the related Option was exercised.

          (b)    Freestanding SARs.    Freestanding SARs shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such SAR; provided, however, that no Freestanding SAR shall be exercisable after the expiration of ten (10) years after the effective date of grant of such SAR.

        7.4    Exercise of SARs.     Upon the exercise (or deemed exercise pursuant to Section 7.5) of an SAR, the Participant (or the Participant's legal representative or other person who acquired the right to exercise the SAR by reason of the Participant's death) shall be entitled to receive payment of an amount for each share with respect to which the SAR is exercised equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price. Payment of such amount shall be made (a) in the case of a Tandem SAR, solely in shares of Stock in a lump sum as soon as practicable following the date of exercise of the SAR and (b) in the case of a Freestanding SAR, in cash, shares of Stock, or any combination thereof as determined by the Committee, in a lump sum as soon as practicable following the date of exercise of the SAR. When payment is to be made in shares of Stock, the number of shares to be issued shall be determined on the basis of the Fair Market Value of a share of Stock on the date of exercise of the SAR. For purposes of Section 7, an SAR shall be deemed exercised on the date on which the Company receives notice of exercise from the Participant or as otherwise provided in Section 7.5.

        7.5    Deemed Exercise of SARs.     If, on the date on which an SAR would otherwise terminate or expire, the SAR by its terms remains exercisable immediately prior to such termination or expiration and, if so exercised, would result in a payment to the holder of such SAR, then any portion of such SAR which has not previously been exercised shall automatically be deemed to be exercised as of such date with respect to such portion.

        7.6    Effect of Termination of Service.     Subject to earlier termination of the SAR as otherwise provided herein and unless otherwise provided by the Committee in the grant of an SAR and set forth in the Award Agreement, an SAR shall be exercisable after a Participant's termination of Service only to the extent and during the applicable time period determined in accordance with Section 6.4 (treating the SAR as if it were an Option) and thereafter shall terminate.

        7.7    Transferability of SARs.     During the lifetime of the Participant, an SAR shall be exercisable only by the Participant or the Participant's guardian or legal representative. An SAR shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant's beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Award, a Tandem SAR related to a Nonstatutory Stock Option or a Freestanding SAR shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 under the Securities Act.

8.  RESTRICTED STOCK AWARDS.

        Restricted Stock Awards shall be evidenced by Award Agreements specifying whether the Award is a Restricted Stock Bonus or a Restricted Stock Purchase Right and the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish. Award Agreements evidencing Restricted Stock Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

        8.1    Types of Restricted Stock Awards Authorized.     Restricted Stock Awards may be granted in the form of either a Restricted Stock Bonus or a Restricted Stock Purchase Right. Restricted Stock Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of or satisfaction of Vesting Conditions applicable to a Restricted Stock Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).

        8.2    Purchase Price.     The purchase price for shares of Stock issuable under each Restricted Stock Purchase Right shall be established by the Committee in its discretion. No monetary payment (other than applicable tax withholding) shall be required as a condition of receiving shares of Stock pursuant to a Restricted Stock Bonus, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock subject to a Restricted Stock Award.

        8.3    Purchase Period.     A Restricted Stock Purchase Right shall be exercisable within a period established by the Committee, which shall in no event exceed thirty (30) days from the effective date of the grant of the Restricted Stock Purchase Right.

        8.4    Payment of Purchase Price.     Except as otherwise provided below, payment of the purchase price for the number of shares of Stock being purchased pursuant to any Restricted Stock Purchase Right shall be made (a) in cash or by check or cash equivalent, (b) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (c) by any combination thereof.

        8.5    Vesting and Restrictions on Transfer.     Shares issued pursuant to any Restricted Stock Award may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. During any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than pursuant to an Ownership Change Event or as provided in Section 8.8. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to such Restricted Stock Award would otherwise occur on a day on which the sale of such shares would violate the provisions of the Insider Trading Policy, then satisfaction of the Vesting Conditions automatically shall be determined on the next trading day on which the sale of such shares would not violate the Insider Trading Policy. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

        8.6    Voting Rights; Dividends and Distributions.     Except as provided in this Section, Section 8.5 and any Award Agreement, during any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, the Participant shall have all of the rights of a stockholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares; provided, however, that if so determined by the Committee and provided by the Award Agreement, such dividends and distributions shall be subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid, and otherwise shall be paid no later than the end of the calendar year in which such dividends or distributions are paid to stockholders (or, if later, the 15th day of the third month following the date such dividends or distributions are paid to stockholders). In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.4, any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant is entitled by reason of the Participant's Restricted Stock Award shall be immediately subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid or adjustments were made.

        8.7    Effect of Termination of Service.     Unless otherwise provided by the Committee in the Award Agreement evidencing a Restricted Stock Award, if a Participant's Service terminates for any reason, whether voluntary or involuntary (including the Participant's death or disability), then (a) the Company shall have the option to repurchase for the purchase price paid by the Participant any shares acquired by the Participant pursuant to a Restricted Stock Purchase Right which remain subject to Vesting Conditions as of the date of the Participant's termination of Service and (b) the Participant shall forfeit to the Company any shares acquired by the Participant pursuant to a Restricted Stock Bonus which remain subject to Vesting Conditions as of the date of the Participant's termination of Service. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.

        8.8    Nontransferability of Restricted Stock Award Rights.     Rights to acquire shares of Stock pursuant to a Restricted Stock Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant's beneficiary, except transfer by will or the laws of descent and distribution. All rights with respect to a Restricted Stock Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant's guardian or legal representative.

9.  RESTRICTED STOCK UNIT AWARDS.

        Restricted Stock Unit Awards shall be evidenced by Award Agreements specifying the number of Restricted Stock Units subject to the Award, in such form as the Committee shall from time to time establish. Award Agreements evidencing Restricted Stock Units may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

        9.1    Grant of Restricted Stock Unit Awards.     Restricted Stock Unit Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of a Restricted Stock Unit Award or the Vesting Conditions with respect to such Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).

        9.2    Purchase Price.     No monetary payment (other than applicable tax withholding, if any) shall be required as a condition of receiving a Restricted Stock Unit Award, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock issued upon settlement of the Restricted Stock Unit Award.

        9.3    Vesting.     Restricted Stock Unit Awards may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award.

        9.4    Voting Rights, Dividend Equivalent Rights and Distributions.     Participants shall have no voting rights with respect to shares of Stock represented by Restricted Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Restricted Stock Unit Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Such Dividend Equivalent Rights, if any, shall be paid by crediting the Participant with additional whole Restricted Stock Units as of the date of payment of such cash dividends on Stock. The number of additional Restricted Stock Units (rounded to the nearest whole number) to be so credited shall be determined by dividing (a) the amount of cash dividends paid on such date with respect to the number of shares of Stock represented by the Restricted Stock Units previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Such additional Restricted Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time as the Restricted Stock Units originally subject to the Restricted Stock Unit Award. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.4, appropriate adjustments shall be made in the Participant's Restricted Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions as are applicable to the Award.

        9.5    Effect of Termination of Service.     Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Restricted Stock Unit Award, if a Participant's Service terminates for any reason, whether voluntary or involuntary (including the Participant's death or disability), then the Participant shall forfeit to the Company any Restricted Stock Units pursuant to the Award which remain subject to Vesting Conditions as of the date of the Participant's termination of Service.

        9.6    Settlement of Restricted Stock Unit Awards.     The Company shall issue to a Participant on the date on which Restricted Stock Units subject to the Participant's Restricted Stock Unit Award vest or on such other date determined by the Committee, in its discretion, and set forth in the Award Agreement one (1) share of Stock (and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in Section 9.4) for each Restricted Stock Unit then becoming vested or otherwise to be settled on such date, subject to the withholding of applicable taxes, if any. If permitted by the Committee, the Participant may elect, consistent with the requirements of Section 409A, to defer receipt of all or any portion of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section, and such deferred issuance date(s) and amount(s) elected by the Participant shall be set forth in the Award Agreement. Notwithstanding the foregoing, the Committee, in its discretion, may provide for settlement of any Restricted Stock Unit Award by payment to the Participant in cash of an amount equal to the Fair Market Value on the payment date of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Unit Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to the Award would otherwise occur on a day on which the sale of such shares would violate the provisions of the Insider Trading Policy, then the satisfaction of the Vesting Conditions automatically shall be determined on the first to occur of (a) the next trading day on which the sale of such shares would not violate the Insider Trading Policy or (b) the later of (i) last day of the calendar year in which the original vesting date occurred or (ii) the last day of the Company's taxable year in which the original vesting date occurred.

        9.7    Nontransferability of Restricted Stock Unit Awards.     The right to receive shares pursuant to a Restricted Stock Unit Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant's beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Restricted Stock Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant's guardian or legal representative.

10.  PERFORMANCE AWARDS.

        Performance Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish. Award Agreements evidencing Performance Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

        10.1    Types of Performance Awards Authorized.     Performance Awards may be granted in the form of either Performance Shares or Performance Units. Each Award Agreement evidencing a Performance Award shall specify the number of Performance Shares or Performance Units subject thereto, the Performance Award Formula, the Performance Goal(s) and Performance Period applicable to the Award, and the other terms, conditions and restrictions of the Award.

        10.2    Initial Value of Performance Shares and Performance Units.     Unless otherwise provided by the Committee in granting a Performance Award, each Performance Share shall have an initial monetary value equal to the Fair Market Value of one (1) share of Stock, subject to adjustment as provided in Section 4.4, on the effective date of grant of the Performance Share, and each Performance Unit shall have an initial monetary value established by the Committee at the time of grant. The final value payable to the Participant in settlement of a Performance Award determined on the basis of the applicable Performance Award Formula will depend on the extent to which Performance Goals established by the Committee are attained within the applicable Performance Period established by the Committee.

        10.3    Establishment of Performance Period, Performance Goals and Performance Award Formula.     In granting each Performance Award, the Committee shall establish in writing the applicable Performance Period, Performance Award Formula and one or more Performance Goals which, when measured at the end of the Performance Period, shall determine on the basis of the Performance Award Formula the final value of the Performance Award to be paid to the Participant. Unless otherwise permitted in compliance with the requirements under Section 162(m) with respect to each Performance Award intended to result in the payment of Performance-Based Compensation, the Committee shall establish the Performance Goal(s) and Performance Award Formula applicable to each Performance Award no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable Performance Period or (b) the date on which 25% of the Performance Period has elapsed, and, in any event, at a time when the outcome of the Performance Goals remains substantially uncertain. Once established, the Performance Goals and Performance Award Formula applicable to a Covered Employee shall not be changed during the Performance Period. The Company shall notify each Participant granted a Performance Award of the terms of such Award, including the Performance Period, Performance Goal(s) and Performance Award Formula.

        10.4    Measurement of Performance Goals.     Performance Goals shall be established by the Committee on the basis of targets to be attained ("Performance Targets") with respect to one or more measures of business or financial performance (each, a "Performance Measure"), subject to the following:

          (a)    Performance Measures.    Performance Measures shall have the same meanings as used in the Company's financial statements, or, if such terms are not used in the Company's financial statements, they shall have the meaning applied pursuant to generally accepted accounting principles, or as used generally in the Company's industry. Performance Measures shall be calculated with respect to the Company and each Subsidiary Corporation consolidated therewith for financial reporting purposes or such division or other business unit as may be selected by the Committee. For purposes of the Plan, the Performance Measures applicable to a Performance Award shall be calculated in accordance with generally accepted accounting principles, if applicable, but prior to the accrual or payment of any Performance Award for the same Performance Period and excluding the effect (whether positive or negative) of any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the Committee, occurring after the establishment of the Performance Goals applicable to the Performance Award. Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of Performance Measures in order to prevent the dilution or enlargement of the Participant's rights with respect to a Performance Award. Performance Measures may be one or more of the following, as determined by the Committee:

              (i)  revenue;

             (ii)  sales;

            (iii)  expenses;

            (iv)  operating income;

             (v)  gross margin;

            (vi)  operating margin;

           (vii)  earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization;

          (viii)  pre-tax profit;

            (ix)  net operating income;

             (x)  net income;

            (xi)  economic value added;

           (xii)  free cash flow;

          (xiii)  operating cash flow;

          (xiv)  balance of cash, cash equivalents and marketable securities;

           (xv)  stock price;

          (xvi)  earnings per share;

         (xvii)  return on stockholder equity;

        (xviii)  return on capital;

          (xix)  return on assets;

           (xx)  return on investment;

          (xxi)  employee satisfaction;

         (xxii)  employee retention;

        (xxiii)  market share;

        (xxiv)  customer satisfaction;

          (xxv)  product development;

        (xxvi)  research and development expenses;

       (xxvii)  completion of an identified special project; and

      (xxviii)  completion of a joint venture or other corporate transaction.

          (b)    Performance Targets.    Performance Targets may include a minimum, maximum, target level and intermediate levels of performance, with the final value of a Performance Award determined under the applicable Performance Award Formula by the level attained during the applicable Performance Period. A Performance Target may be stated as an absolute value or as a value determined relative to an index, budget or other standard selected by the Committee.

        10.5    Settlement of Performance Awards.

          (a)    Determination of Final Value.    As soon as practicable following the completion of the Performance Period applicable to a Performance Award, the Committee shall certify in writing the extent to which the applicable Performance Goals have been attained and the resulting final value of the Award earned by the Participant and to be paid upon its settlement in accordance with the applicable Performance Award Formula.

          (b)    Discretionary Adjustment of Award Formula.    In its discretion, the Committee may, either at the time it grants a Performance Award or at any time thereafter, provide for the positive or negative adjustment of the Performance Award Formula applicable to a Performance Award granted to any Participant who is not a Covered Employee to reflect such Participant's individual performance in his or her position with the Company or such other factors as the Committee may determine. If permitted under a Covered Employee's Award Agreement, the Committee shall have the discretion, on the basis of such criteria as may be established by the Committee, to reduce some or all of the value of the Performance Award that would otherwise be paid to the Covered Employee upon its settlement notwithstanding the attainment of any Performance Goal and the resulting value of the Performance Award determined in accordance with the Performance Award Formula. No such reduction may result in an increase in the amount payable upon settlement of another Participant's Performance Award that is intended to result in Performance-Based Compensation.

          (c)    Effect of Leaves of Absence.    Unless otherwise required by law or a Participant's Award Agreement, payment of the final value, if any, of a Performance Award held by a Participant who has taken in excess of thirty (30) days in unpaid leaves of absence during a Performance Period shall be prorated on the basis of the number of days of the Participant's Service during the Performance Period during which the Participant was not on a leave of absence.

          (d)    Notice to Participants.    As soon as practicable following the Committee's determination and certification in accordance with Sections 10.5(a) and (b), the Company shall notify each Participant of the determination of the Committee.

          (e)    Payment in Settlement of Performance Awards.    As soon as practicable following the Committee's determination and certification in accordance with Sections 10.5(a) and (b), but in any event within the Short-Term Deferral Period described in Section 19.1 (except as otherwise provided below or consistent with the requirements of Section 409A), payment shall be made to each eligible Participant (or such Participant's legal representative or other person who acquired the right to receive such payment by reason of the Participant's death) of the final value of the Participant's Performance Award. Payment of such amount shall be made in cash, shares of Stock, or a combination thereof as determined by the Committee. Unless otherwise provided in the Award Agreement evidencing a Performance Award, payment shall be made in a lump sum. If permitted by the Committee, the Participant may elect, consistent with the requirements of Section 409A, to defer receipt of all or any portion of the payment to be made to Participant pursuant to this Section, and such deferred payment date(s) elected by the Participant shall be set forth in the Award Agreement. If any payment is to be made on a deferred basis, the Committee may, but shall not be obligated to, provide for the payment during the deferral period of Dividend Equivalent Rights or interest.

          (f)    Provisions Applicable to Payment in Shares.    If payment is to be made in shares of Stock, the number of such shares shall be determined by dividing the final value of the Performance Award by the Fair Market Value of a share of Stock determined by the method specified in the Award Agreement. Shares of Stock issued in payment of any Performance Award may be fully vested and freely transferable shares or may be shares of Stock subject to Vesting Conditions as provided in Section 8.5. Any shares subject to Vesting Conditions shall be evidenced by an appropriate Award Agreement and shall be subject to the provisions of Sections 8.5 through 8.8 above.

        10.6    Voting Rights; Dividend Equivalent Rights and Distributions.     Participants shall have no voting rights with respect to shares of Stock represented by Performance Share Awards until the date of the issuance of such shares, if any (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Performance Share Award that the Participant shall be entitled to Dividend Equivalent Rights` with respect to the payment of cash dividends on Stock during the period beginning on the date the Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date on which the Performance Shares are settled or the date on which they are forfeited. Such Dividend Equivalent Rights, if any, shall be credited to the Participant in the form of additional whole Performance Shares as of the date of payment of such cash dividends on Stock. The number of additional Performance Shares (rounded to the nearest whole number) to be so credited shall be determined by dividing (a) the amount of cash dividends paid on the dividend payment date with respect to the number of shares of Stock represented by the Performance Shares previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Dividend Equivalent Rights may be paid currently or may be accumulated and paid to the extent that Performance Shares become nonforfeitable, as determined by the Committee. Settlement of Dividend Equivalent Rights may be made in cash, shares of Stock, or a combination thereof as determined by the Committee, and may be paid on the same basis as settlement of the related Performance Share as provided in Section 10.5. Dividend Equivalent Rights shall not be paid with respect to Performance Units. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.4, appropriate adjustments shall be made in the Participant's Performance Share Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would entitled by reason of the shares of Stock issuable upon settlement of the Performance Share Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Performance Goals as are applicable to the Award.

        10.7    Effect of Termination of Service.     Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Performance Award, the effect of a Participant's termination of Service on the Performance Award shall be as follows:

          (a)    Death or Disability.    If the Participant's Service terminates because of the death or Disability of the Participant before the completion of the Performance Period applicable to the Performance Award, the final value of the Participant's Performance Award shall be determined by the extent to which the applicable Performance Goals have been attained with respect to the entire Performance Period and shall be prorated based on the number of months of the Participant's Service during the Performance Period. Payment shall be made following the end of the Performance Period in any manner permitted by Section 10.5.

          (b)    Other Termination of Service.    If the Participant's Service terminates for any reason except death or Disability before the completion of the Performance Period applicable to the Performance Award, such Award shall be forfeited in its entirety; provided, however, that in the event of an involuntary termination of the Participant's Service, the Committee, in its sole discretion, may waive the automatic forfeiture of all or any portion of any such Award.

        10.8    Nontransferability of Performance Awards.     Prior to settlement in accordance with the provisions of the Plan, no Performance Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant's beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Performance Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant's guardian or legal representative.

11.  DEFERRED COMPENSATION AWARDS.

        11.1    Establishment of Deferred Compensation Award Programs.     This Section 11 shall not be effective unless and until the Committee determines to establish a program pursuant to this Section. If the Committee determines that any such program may constitute an "employee pension benefit plan" within the meaning of Section 3(2) of ERISA, the Committee shall adopt and implement such program through a separate subplan to this Plan. Eligibility to participate in such subplan shall be limited to Directors and a select group of management or highly compensated employees, and the Committee shall take all additional actions required to qualify such subplan as a "top-hat" unfunded deferred compensation plan, including filing with the U.S. Department of Labor within 120 days following the adoption of such subplan a notice pursuant to Department of Labor Regulations Section 2520.104-23.

        11.2    Elective Cash Compensation Reduction Awards.     The Committee, in its discretion and upon such terms and conditions as it may determine, consistent with the requirements of Section 409A, may establish one or more programs pursuant to the Plan under which Participants designated by the Committee who are Directors or among a select group of management or highly compensated Employees may irrevocably elect, prior to a date specified by the Committee in compliance with Section 409A, to reduce such Participant's compensation otherwise payable in cash (subject to any minimum or maximum reductions imposed by the Committee) and to be granted automatically at such time or times as specified by the Committee one or more Awards of Stock Units with respect to such numbers of shares of Stock as determined in accordance with the rules of the program established by the Committee and having such other terms and conditions as established by the Committee.

        11.3    Terms and Conditions of Deferred Compensation Awards.     Deferred Compensation Awards granted pursuant to this Section 11 shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish. Award Agreements evidencing Deferred Compensation Awards may incorporate all or any of the terms of the Plan by reference and, except as provided below, shall comply with and be subject to the terms and conditions of Section 9.

          (a)    Voting Rights; Dividend Equivalent Rights and Distributions.    Participants shall have no voting rights with respect to shares of Stock represented by Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, a Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date the Stock Units are granted automatically to the Participant and ending on the earlier of the date on which such Stock Units are settled or the date on which they are forfeited. Such Dividend Equivalent Rights shall be paid by crediting the Participant with additional whole Stock Units as of the date of payment of such cash dividends on Stock. The number of additional Stock Units (rounded to the nearest whole number) to be so credited shall be determined by dividing (A) the amount of cash dividends paid on the dividend payment date with respect to the number of shares of Stock represented by the Stock Units previously credited to the Participant by (B) the Fair Market Value per share of Stock on such date. Such additional Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time as the Stock Units originally subject to the Stock Unit Award. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.4, appropriate adjustments shall be made in the Participant's Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would entitled by reason of the shares of Stock issuable upon settlement of the Award.

          (b)    Settlement of Deferred Compensation Awards.    A Participant electing to receive an Award of Stock Units pursuant to this Section 11 shall specify at the time of such election a settlement date with respect to such Award in compliance with the requirements of Section 409A. The Company shall issue to the Participant on the settlement date elected by the Participant, or as soon thereafter as practicable, a number of whole shares of Stock equal to the number of vested Stock Units subject to the Stock Unit Award. Such shares of Stock shall be fully vested, and the Participant shall not be required to pay any additional consideration (other than applicable tax withholding) to acquire such shares.

12.  CASH-BASED AWARDS AND OTHER STOCK-BASED AWARDS.

        Cash-Based Awards and Other Stock-Based Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish. Award Agreements evidencing Cash-Based Awards and Other Stock-Based Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

        12.1    Grant of Cash-Based Awards.     Subject to the provisions of the Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms and conditions, including the achievement of performance criteria, as the Committee may determine.

        12.2    Grant of Other Stock-Based Awards.     The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted securities, stock-equivalent units, stock appreciation units, securities or debentures convertible into common stock or other forms determined by the Committee) in such amounts and subject to such terms and conditions as the Committee shall determine. Such Awards may involve the transfer of actual shares of Stock to Participants, or payment in cash or otherwise of amounts based on the value of Stock and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

        12.3    Value of Cash-Based and Other Stock-Based Awards.     Each Cash-Based Award shall specify a monetary payment amount or payment range as determined by the Committee. Each Other Stock-Based Award shall be expressed in terms of shares of Stock or units based on such shares of Stock, as determined by the Committee. The Committee may require the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. If the Committee exercises its discretion to establish performance criteria, the final value of Cash-Based Awards or Other Stock-Based Awards that will be paid to the Participant will depend on the extent to which the performance criteria are met. The establishment of performance criteria with respect to the grant or vesting of any Cash-Based Award or Other Stock-Based Award intended to result in Performance-Based Compensation shall follow procedures substantially equivalent to those applicable to Performance Awards set forth in Section 10.

        12.4    Payment or Settlement of Cash-Based Awards and Other Stock-Based Awards.     Payment or settlement, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash, shares of Stock or other securities or any combination thereof as the Committee determines. The determination and certification of the final value with respect to any Cash-Based Award or Other Stock-Based Award intended to result in Performance-Based Compensation shall comply with the requirements applicable to Performance Awards set forth in Section 10. To the extent applicable, payment or settlement with respect to each Cash-Based Award and Other Stock-Based Award shall be made in compliance with the requirements of Section 409A.

        12.5    Voting Rights; Dividend Equivalent Rights and Distributions.     Participants shall have no voting rights with respect to shares of Stock represented by Other Stock-Based Awards until the date of the issuance of such shares of Stock (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), if any, in settlement of such Award. However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Other Stock-Based Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Such Dividend Equivalent Rights, if any, shall be paid in accordance with the provisions set forth in Section 9.4. Dividend Equivalent Rights shall not be granted with respect to Cash-Based Awards.

        12.6    Effect of Termination of Service.     Each Award Agreement evidencing a Cash-Based Award or Other Stock-Based Award shall set forth the extent to which the Participant shall have the right to retain such Award following termination of the Participant's Service. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Cash-Based Awards or Other Stock-Based Awards, and may reflect distinctions based on the reasons for termination.

        12.7    Nontransferability of Cash-Based Awards and Other Stock-Based Awards.     Prior to the payment or settlement of a Cash-Based Award or Other Stock-Based Award, the Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant's beneficiary, except transfer by will or by the laws of descent and distribution. The Committee may impose such additional restrictions on any shares of Stock issued in settlement of Cash-Based Awards and Other Stock-Based Awards as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such shares of Stock are then listed and/or traded, or under any state securities laws applicable to such shares of Stock.

13.  NONEMPLOYEE DIRECTOR AWARDS.

        From time to time, the Board or the Committee shall set the amount(s) and type(s) of Nonemployee Director Awards that shall be granted to all Nonemployee Directors on a periodic, nondiscriminatory basis pursuant to the Plan, as well as the additional amount(s) and type(s) of Nonemployee Director Awards, if any, to be awarded, also on a periodic, nondiscriminatory basis, in consideration of one or more of the following: (a) the initial election or appointment of an individual to the Board as a Nonemployee Director, (b) a Nonemployee Director's service as Chairman or Lead Director of the Board, (c) a Nonemployee Director's service as the chairman of a committee of the Board, and (d) a Nonemployee Director's service other than as the chairman of a committee of the Board. The terms and conditions of each Nonemployee Director Award shall comply with the applicable provisions of the Plan. Subject to the limits set forth in Section 5.3(b) and the foregoing, the Board or the Committee shall grant Nonemployee Director Awards having such terms and conditions as it shall from time to time determine.

14.  STANDARD FORMS OF AWARD AGREEMENT.

        14.1    Award Agreements.     Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Committee and as amended from time to time. No Award or purported Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Any Award Agreement may consist of an appropriate form of Notice of Grant and a form of Agreement incorporated therein by reference, or such other form or forms, including electronic media, as the Committee may approve from time to time.

        14.2    Authority to Vary Terms.     The Committee shall have the authority from time to time to vary the terms of any standard form of Award Agreement either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.

15.  CHANGE IN CONTROL.

        15.1    Effect of Change in Control on Awards.     Subject to the requirements and limitations of Section 409A if applicable, the Committee may provide for any one or more of the following:

          (a)    Accelerated Vesting.    The Committee may, in its discretion, provide in any Award Agreement or, in the event of a Change in Control, may take such actions as it deems appropriate to provide for the acceleration of the exercisability, vesting and/or settlement in connection with such Change in Control of each or any outstanding Award or portion thereof and shares acquired pursuant thereto upon such conditions, including termination of the Participant's Service prior to, upon, or following such Change in Control, to such extent as the Committee shall determine.

          (b)    Assumption, Continuation or Substitution.    In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the "Acquiror"), may, without the consent of any Participant, either assume or continue the Company's rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror's stock, as applicable. For purposes of this Section, if so determined by the Committee, in its discretion, an Award denominated in shares of Stock shall be deemed assumed if, following the Change in Control, the Award confers the right to receive, subject to the terms and conditions of the Plan and the applicable Award Agreement, for each share of Stock subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Change in Control was entitled; provided, however, that if such consideration is not solely common stock of the Acquiror, the Committee may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise or settlement of the Award, for each share of Stock subject to the Award, to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Stock pursuant to the Change in Control. Any Award or portion thereof which is neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised or settled as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.

          (c)    Cash-Out of Outstanding Stock-Based Awards.    The Committee may, in its discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Award denominated in shares of Stock or portion thereof outstanding immediately prior to the Change in Control and not previously exercised or settled shall be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Committee) of Stock subject to such canceled Award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control, reduced by the exercise or purchase price per share, if any, under such Award. In the event such determination is made by the Committee, the amount of such payment (reduced by applicable withholding taxes, if any) shall be paid to Participants in respect of the vested portions of their canceled Awards as soon as practicable following the date of the Change in Control and in respect of the unvested portions of their canceled Awards in accordance with the vesting schedules applicable to such Awards.

        15.2    Effect of Change in Control on Nonemployee Director Awards.     Subject to the requirements and limitations of Section 409A, if applicable, in the event of a Change in Control, each outstanding Nonemployee Director Award shall become immediately exercisable and vested in full and, except to the extent assumed, continued or substituted for pursuant to Section 15.1(b), shall be settled effective immediately prior to the time of consummation of the Change in Control.

        15.3    Federal Excise Tax Under Section 4999 of the Code.

          (a)    Excess Parachute Payment.    In the event that any acceleration of vesting pursuant to an Award and any other payment or benefit received or to be received by a Participant would subject the Participant to any excise tax pursuant to Section 4999 of the Code due to the characterization of such acceleration of vesting, payment or benefit as an "excess parachute payment" under Section 280G of the Code, the Participant may elect, in his or her sole discretion, to reduce the amount of any acceleration of vesting called for under the Award in order to avoid such characterization.

          (b)    Determination by Independent Accountants.    To aid the Participant in making any election called for under Section 15.3(a), no later than the date of the occurrence of any event that might reasonably be anticipated to result in an "excess parachute payment" to the Participant as described in Section 15.3(a), the Company shall request a determination in writing by independent public accountants selected by the Company (the "Accountants"). As soon as practicable thereafter, the Accountants shall determine and report to the Company and the Participant the amount of such acceleration of vesting, payments and benefits which would produce the greatest after-tax benefit to the Participant. For the purposes of such determination, the Accountants may rely on reasonable, good faith interpretations concerning the application of Sections 280G and 4999 of the Code. The Company and the Participant shall furnish to the Accountants such information and documents as the Accountants may reasonably request in order to make their required determination. The Company shall bear all fees and expenses the Accountants may reasonably charge in connection with their services contemplated by this Section.

16.  COMPLIANCE WITH SECURITIES LAW.

        The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

17.  TAX WITHHOLDING.

        17.1    Tax Withholding in General.     The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, to make adequate provision for, the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to an Award or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of Stock, to release shares of Stock from an escrow established pursuant to an Award Agreement, or to make any payment in cash under the Plan until the Participating Company Group's tax withholding obligations have been satisfied by the Participant.

        17.2    Withholding in Shares.     The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise or settlement of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of the Participating Company Group. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates.

18.  AMENDMENT OR TERMINATION OF PLAN.

        The Committee may amend, suspend or terminate the Plan at any time. However, without the approval of the Company's stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.4), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company's stockholders under any applicable law, regulation or rule, including the rules of any stock exchange or market system upon which the Stock may then be listed. No amendment, suspension or termination of the Plan shall affect any then outstanding Award unless expressly provided by the Committee. Except as provided by the next sentence, no amendment, suspension or termination of the Plan may adversely affect any then outstanding Award without the consent of the Participant. Notwithstanding any other provision of the Plan to the contrary, the Committee may, in its sole and absolute discretion and without the consent of any Participant, amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as it deems necessary or advisable for the purpose of conforming the Plan or such Award Agreement to any present or future law, regulation or rule applicable to the Plan, including, but not limited to, Section 409A.

19.  COMPLIANCE WITH SECTION 409A.

        19.1    Awards Subject to Section 409A.     The provisions of this Section 19 shall apply to any Award or portion thereof that is or becomes subject to Section 409A, notwithstanding any provision to the contrary contained in the Plan or the Award Agreement applicable to such Award. Awards subject to Section 409A include, without limitation:

          (a)   Any Nonstatutory Stock Option or SAR that permits the deferral of compensation other than the deferral of recognition of income until the exercise of the Award.

          (b)   Each Deferred Compensation Award.

          (c)   Any Restricted Stock Unit Award, Performance Award, Cash-Based Award or Other Stock-Based Award if either (i) the Award provides by its terms for settlement of all or any portion of the Award on one or more dates following the Short-Term Deferral Period (as defined below) or (ii) the Committee permits or requires the Participant to elect one or more dates on which the Award will be settled.

        Subject to any applicable U.S. Treasury Regulations promulgated pursuant to Section 409A or other applicable guidance, the term "Short-Term Deferral Period" means the period ending on the later of (i) the 15th day of the third month following the end of the Company's fiscal year in which the applicable portion of the Award is no longer subject to a substantial risk of forfeiture or (ii) the 15th day of the third month following the end of the Participant's taxable year in which the applicable portion of the Award is no longer subject to a substantial risk of forfeiture. For this purpose, the term "substantial risk of forfeiture" shall have the meaning set forth in any applicable U.S. Treasury Regulations promulgated pursuant to Section 409A or other applicable guidance.

        19.2    Deferral and/or Distribution Elections.     Except as otherwise permitted or required by Section 409A or any applicable U.S. Treasury Regulations promulgated pursuant to Section 409A or other applicable guidance, the following rules shall apply to any deferral and/or distribution elections (each, an "Election") that may be permitted or required by the Committee pursuant to an Award subject to Section 409A:

          (a)   All Elections must be in writing and specify the amount of the distribution in settlement of an Award being deferred, as well as the time and form of distribution as permitted by this Plan.

          (b)   All Elections shall be made by the end of the Participant's taxable year prior to the year in which services commence for which an Award may be granted to such Participant; provided, however, that if the Award qualifies as "performance-based compensation" for purposes of Section 409A and is based on services performed over a period of at least twelve (12) months, then the Election may be made no later than six (6) months prior to the end of such period.

          (c)   Elections shall continue in effect until a written election to revoke or change such Election is received by the Company, except that a written election to revoke or change such Election must be made prior to the last day for making an Election determined in accordance with paragraph (b) above or as permitted by Section 19.3.

        19.3    Subsequent Elections.     Except as otherwise permitted or required by Section 409A or any applicable U.S. Treasury Regulations promulgated pursuant to Section 409A or other applicable guidance, any Award subject to Section 409A which permits a subsequent Election to delay the distribution or change the form of distribution in settlement of such Award shall comply with the following requirements:

          (a)   No subsequent Election may take effect until at least twelve (12) months after the date on which the subsequent Election is made;

          (b)   Each subsequent Election related to a distribution in settlement of an Award not described in Section 19.4(b), 19.4(c) or 19.4(f) must result in a delay of the distribution for a period of not less than five (5) years from the date such distribution would otherwise have been made; and

          (c)   No subsequent Election related to a distribution pursuant to Section 19.4(d) shall be made less than twelve (12) months prior to the date of the first scheduled payment under such distribution.

        19.4    Distributions Pursuant to Deferral Elections.     Except as otherwise permitted or required by Section 409A or any applicable U.S. Treasury Regulations promulgated pursuant to Section 409A or other applicable guidance, no distribution in settlement of an Award subject to Section 409A may commence earlier than:

          (a)   Separation from service (as determined by the Secretary of the United States Treasury);

          (b)   The date the Participant becomes Disabled (as defined below);

          (c)   Death;

          (d)   A specified time (or pursuant to a fixed schedule) that is either (i) specified by the Committee upon the grant of an Award and set forth in the Award Agreement evidencing such Award or (ii) specified by the Participant in an Election complying with the requirements of Section 19.2 and/or 19.3, as applicable;

          (e)   To the extent provided by the Secretary of the U.S. Treasury, a change in the ownership or effective control or the Company or in the ownership of a substantial portion of the assets of the Company; or

          (f)    The occurrence of an Unforeseeable Emergency (as defined by applicable U.S. Treasury Regulations promulgated pursuant to Section 409A).

        Notwithstanding anything else herein to the contrary, to the extent that a Participant is a "Specified Employee" (as defined in Section 409A(a)(2)(B)(i) of the Code) of the Company, no distribution pursuant to Section 19.4(a) in settlement of an Award subject to Section 409A may be made before the date (the "Delayed Payment Date") which is six (6) months after such Participant's date of separation from service, or, if earlier, the date of the Participant's death. All such amounts that would, but for this paragraph, become payable prior to the Delayed Payment Date shall be accumulated and paid on the Delayed Payment Date.

        19.5    Unforeseeable Emergency.     The Committee shall have the authority to provide in the Award Agreement evidencing any Award subject to Section 409A for distribution in settlement of all or a portion of such Award in the event that a Participant establishes, to the satisfaction of the Committee, the occurrence of an Unforeseeable Emergency. In such event, the amount(s) distributed with respect to such Unforeseeable Emergency cannot exceed the amounts necessary to satisfy such Unforeseeable Emergency plus amounts necessary to pay taxes reasonably anticipated as a result of such distribution(s), after taking into account the extent to which such hardship is or may be relieved through reimbursement or compensation by insurance or otherwise, by liquidation of the Participant's assets (to the extent the liquidation of such assets would not itself cause severe financial hardship) or by cessation of deferrals under the Award. All distributions with respect to an Unforeseeable Emergency shall be made in a lump sum as soon as practicable following the Committee's determination that an Unforeseeable Emergency has occurred.

        The occurrence of an Unforeseeable Emergency shall be judged and determined by the Committee. The Committee's decision with respect to whether an Unforeseeable Emergency has occurred and the manner in which, if at all, the distribution in settlement of an Award shall be altered or modified, shall be final, conclusive, and not subject to approval or appeal.

        19.6    Disabled.     The Committee shall have the authority to provide in any Award subject to Section 409A for distribution in settlement of such Award in the event that the Participant becomes Disabled. A Participant shall be considered "Disabled" if either:

          (a)   the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or

          (b)   the Participant is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Participant's employer.

        All distributions payable by reason of a Participant becoming Disabled shall be paid in a lump sum or in periodic installments as established by the Participant's Election, commencing as soon as practicable following the date the Participant becomes Disabled. If the Participant has made no Election with respect to distributions upon becoming Disabled, all such distributions shall be paid in a lump sum as soon as practicable following the date the Participant becomes Disabled.

        19.7    Death.     If a Participant dies before complete distribution of amounts payable upon settlement of an Award subject to Section 409A, such undistributed amounts shall be distributed to his or her beneficiary under the distribution method for death established by the Participant's Election as soon as administratively possible following receipt by the Committee of satisfactory notice and confirmation of the Participant's death. If the Participant has made no Election with respect to distributions upon death, all such distributions shall be paid in a lump sum as soon as practicable following the date of the Participant's death.

        19.8    No Acceleration of Distributions.     Notwithstanding anything to the contrary herein, this Plan does not permit the acceleration of the time or schedule of any distribution under an Award subject to Section 409A, except as provided by Section 409A and/or the Secretary of the U.S. Treasury.

20.  MISCELLANEOUS PROVISIONS.

        20.1    Repurchase Rights.     Shares issued under the Plan may be subject to one or more repurchase options, or other conditions and restrictions as determined by the Committee in its discretion at the time the Award is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

        20.2    Forfeiture Events.

          (a)   The Committee may specify in an Award Agreement that the Participant's rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of Service for Cause or any act by a Participant, whether before or after termination of Service, that would constitute Cause for termination of Service.

          (b)   If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, any Participant who knowingly or through gross negligence engaged in the misconduct, or who knowingly or through gross negligence failed to prevent the misconduct, and any Participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve- (12-) month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement.

        20.3    Provision of Information.     Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company's common stockholders.

        20.4    Rights as Employee, Consultant or Director.     No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Consultant or Director or interfere with or limit in any way any right of a Participating Company to terminate the Participant's Service at any time. To the extent that an Employee of a Participating Company other than the Company receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that the Company is the Employee's employer or that the Employee has an employment relationship with the Company.

        20.5    Rights as a Stockholder.     A Participant shall have no rights as a stockholder with respect to any shares covered by an Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4.4 or another provision of the Plan.

        20.6    Delivery of Title to Shares.     Subject to any governing rules or regulations, the Company shall issue or cause to be issued the shares of Stock acquired pursuant to an Award and shall deliver such shares to or for the benefit of the Participant by means of one or more of the following: (a) by delivering to the Participant evidence of book entry shares of Stock credited to the account of the Participant, (b) by depositing such shares of Stock for the benefit of the Participant with any broker with which the Participant has an account relationship, or (c) by delivering such shares of Stock to the Participant in certificate form.

        20.7    Fractional Shares.     The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.

        20.8    Retirement and Welfare Plans.     Neither Awards made under this Plan nor shares of Stock or cash paid pursuant to such Awards may be included as "compensation" for purposes of computing the benefits payable to any Participant under any Participating Company's retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant's benefit.

        20.9    Beneficiary Designation.     Subject to local laws and procedures, each Participant may file with the Company a written designation of a beneficiary who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant's death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. If a married Participant designates a beneficiary other than the Participant's spouse, the effectiveness of such designation may be subject to the consent of the Participant's spouse. If a Participant dies without an effective designation of a beneficiary who is living at the time of the Participant's death, the Company will pay any remaining unpaid benefits to the Participant's legal representative.

        20.10    Severability.     If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan shall not in any way be affected or impaired thereby.

        20.11    No Constraint on Corporate Action.     Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company's or another Participating Company's right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (b) limit the right or power of the Company or another Participating Company to take any action which such entity deems to be necessary or appropriate.

        20.12    Unfunded Obligation.     Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974. No Participating Company shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or any Participating Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant's creditors in any assets of any Participating Company. The Participants shall have no claim against any Participating Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.

        20.13    Choice of Law.     Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and each Award Agreement shall be governed by the laws of the State of California, without regard to its conflict of law rules.

        IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing sets forth the GSI Technology, Inc. 2007 Equity Incentive Plan as duly adopted by the Board on January 5, 2007 and amended through July 20, 2011.

/s/ ROBERT YAU Secretary

Proxy for the Annual Meeting of Stockholders To be held on August 24, 2011 Solicited by the Board of Directors The annual meeting of stockholders will be held on Wednesday, August 24, 2011 at 2:00 P.M. PDT at DLA Piper US LLP, 2000 University Avenue, East Palo Alto, CA 94303-2248. The undersigned hereby appoints Lee-Lean Shu and Douglas Schirle, and each of them, with full power of substitution, as proxies and attorneys-in-fact to represent the undersigned and to vote all of the shares of stock in GSI Technology, Inc., a Delaware corporation (the “Company”), which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at DLA Piper US LLP, 2000 University Avenue, East Palo Alto, CA 94303-2248 on Wednesday, August 24, 2011, at 2:00 P.M. PDT, and at any adjournment or postponement thereof (1) as hereinafter specified upon the proposals listed on the reverse side and as more particularly described in the Proxy Statement of the Company dated July 21, 2011 (the “Proxy Statement”), receipt of which is hereby acknowledged, and (2) in their discretion upon such other matters as may properly come before the meeting. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 24, 2011: A complete set of proxy materials relating to our annual meeting is available on the Internet. These materials, consisting of the notice of annual meeting, proxy statement, proxy card and annual report to stockholders, may be viewed at: http://phx.corporate-ir.net/phoenix.zhtml?c=178464&p=proxy. THE SHARES REPRESENTED HEREBY SHALL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND 6 AND THE OPTION OF EVERY YEAR FOR PROPOSAL 5. . Proxy — GSI TECHNOLOGY, INC. C Non-Voting Items Change of Address — Please print new address below. SEE REVERSE SIDE SEE REVERSE SIDE IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD. + + IF YOU HAVE NOT VOTED VIA THE INTERNET, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 01D09B 1 U PX + Annual Meeting Proxy Card . Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below B Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3, 4 and 6 and a vote of EVERY YEAR for Proposal 5. For Against Abstain 2. To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the fiscal year ending March 31, 2012. For Against Abstain 3. To approve certain provisions of the Company’s 2007 Equity Incentive Plan in order to preserve the Company’s ability to deduct in full certain plan-related compensation under Section 162(m) of the Internal Revenue Code. 01 - Lee-Lean Shu, Chairman of the Board, President and Chief Executive Officer; GSI Technology, Inc. 04 - Arthur O. Whipple, Chief Financial Officer; PLX Technology, Inc. 02 - Haydn Hsieh, Vice Chairman and Chief Executive Officer; Wistron NeWeb Corp. 05 - Robert Yau,Vice President, Engineering; GSI Technology, Inc. 03 - Ruey L. Lu, President; EMPIA Technology 1. To elect the following five (5) persons directors to serve on the Company's Board of Directors and hold office until their respective successors are elected and qualified: For Withhold For Withhold For Withhold WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING. 4. To vote on the advisory (non-binding) resolution regarding the compensation of the executive officers named in the Summary Compensation Table, as disclosed in the proxy statement for the annual meeting. 5. To vote on an advisory (non-binding) basis on the frequency of future advisory stockholder votes on executive compensation. 6. To transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting. 1 Yr 2 Yrs 3 Yrs Abstain IMPORTANT ANNUAL MEETING INFORMATION IF YOU HAVE NOT VOTED VIA THE INTERNET, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Electronic Voting Instructions You can vote by Internet! Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose the voting method outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet must be received by 11:59 P.M. Eastern Time on August 23, 2011. Vote by Internet Log on to the Internet and go to www.investorvote.com/GSIT Follow the steps outlined on the secured website.